                                                                   Exhibit 10.1


                           LOAN AND SECURITY AGREEMENT


                          DATED AS OF DECEMBER 2, 2004

                                      AMONG

                          LASALLE BUSINESS CREDIT, LLC

                                   AS LENDER,

                                       AND

                               LUCILLE FARMS, INC.

                                       AND

                         LUCILLE FARMS OF VERMONT, INC.

                                  AS BORROWERS



                                TABLE OF CONTENTS

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
1.       DEFINITIONS.............................................................................................. 1

2.       LOANS....................................................................................................10

         (A)      REVOLVING LOANS.................................................................................10
         (B)      TERM LOAN A.....................................................................................11
         (C)      TERM LOAN B.....................................................................................11
         (D)      CAPITAL EXPENDITURE LOANS.......................................................................11
         (E)      REPAYMENTS......................................................................................12
         (F)      NOTES...........................................................................................13

3.       LETTERS OF CREDIT........................................................................................13

         (A)      GENERAL TERMS...................................................................................13
         (B)      REQUESTS FOR LETTERS OF CREDIT..................................................................13
         (C)      OBLIGATIONS ABSOLUTE............................................................................14
         (D)      EXPIRATION DATES OF LETTERS OF CREDIT...........................................................14

4.       INTEREST, FEES AND CHARGES...............................................................................14

         (A)      INTEREST RATE...................................................................................14
         (B)      FEES AND CHARGES................................................................................14
         (C)      MAXIMUM INTEREST................................................................................15

5.       COLLATERAL...............................................................................................16

         (A)      GRANT OF SECURITY INTEREST TO LENDER............................................................16
         (B)      OTHER SECURITY..................................................................................16
         (C)      POSSESSORY COLLATERAL...........................................................................16
         (D)      ELECTRONIC CHATTEL PAPER........................................................................16

6.       PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN..................................17

7.       POSSESSION OF COLLATERAL AND RELATED MATTERS.............................................................17

8.       COLLECTIONS..............................................................................................17

9.       COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.............................................18

         (A)      DAILY REPORTS...................................................................................18
         (B)      MONTHLY REPORTS.................................................................................19
         (C)      FINANCIAL STATEMENTS............................................................................19
         (D)      ANNUAL PROJECTIONS..............................................................................19
         (E)      EXPLANATION OF BUDGETS AND PROJECTIONS..........................................................19
         (F)      PUBLIC REPORTING................................................................................19
         (G)      OTHER INFORMATION...............................................................................20

10.      TERMINATION..............................................................................................20


                                        i

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
11.      REPRESENTATIONS AND WARRANTIES...........................................................................20

         (A)      FINANCIAL STATEMENTS AND OTHER INFORMATION......................................................20
         (B)      LOCATIONS.......................................................................................20
         (C)      LOANS BY BORROWER...............................................................................21
         (D)      ACCOUNTS AND INVENTORY..........................................................................21
         (E)      LIENS...........................................................................................21
         (F)      ORGANIZATION, AUTHORITY AND NO CONFLICT.........................................................21
         (G)      LITIGATION......................................................................................21
         (H)      COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS.................................................22
         (I)      AFFILIATE TRANSACTIONS..........................................................................22
         (J)      NAMES AND TRADE NAMES...........................................................................22
         (K)      EQUIPMENT.......................................................................................22
         (L)      ENFORCEABILITY..................................................................................22
         (M)      SOLVENCY........................................................................................22
         (N)      INDEBTEDNESS....................................................................................22
         (O)      MARGIN SECURITY AND USE OF PROCEEDS.............................................................22
         (P)      PARENT, SUBSIDIARIES AND AFFILIATES.............................................................23
         (Q)      NO DEFAULTS.....................................................................................23
         (R)      EMPLOYEE MATTERS................................................................................23
         (S)      INTELLECTUAL PROPERTY...........................................................................23
         (T)      ENVIRONMENTAL MATTERS...........................................................................23
         (U)      ERISA MATTERS...................................................................................23
         (V)      CONDUCT OF BUSINESS.............................................................................24
         (W)      FOOD SECURITY ACT NOTICES.......................................................................24
         (X)      FARM PRODUCTS SUPPLIER INFORMATION AND RELATED MATTERS..........................................24
         (Y)      VERMONT PRODUCER'S LIEN NOTICES.................................................................24

12.      AFFIRMATIVE COVENANTS....................................................................................24

         (A)      MAINTENANCE OF RECORDS..........................................................................25
         (B)      NOTICES.........................................................................................25
         (C)      COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS.................................................26
         (D)      INSPECTION AND AUDITS...........................................................................26
         (E)      INSURANCE.......................................................................................26
         (F)      COLLATERAL......................................................................................27
         (G)      USE OF PROCEEDS.................................................................................27
         (H)      TAXES...........................................................................................27
         (I)      INTELLECTUAL PROPERTY...........................................................................28
         (J)      CHECKING ACCOUNTS...............................................................................28
         (K)      PATRIOT ACT, BANK SECRECY ACT AND OFFICE OF FOREIGN ASSETS CONTROL..............................28
         (L)      FARM PRODUCT SUPPLIERS..........................................................................28

13.      NEGATIVE COVENANTS.......................................................................................28

         (A)      GUARANTIES......................................................................................28
         (B)      INDEBTEDNESS....................................................................................29
         (C)      LIENS...........................................................................................29
         (D)      MERGERS, SALES, ACQUISITIONS, SUBSIDIARIES AND OTHER TRANSACTIONS OUTSIDE THE ORDINARY
                  COURSE OF BUSINESS..............................................................................29
         (E)      DIVIDENDS AND DISTRIBUTIONS.....................................................................29
         (F)      INVESTMENTS; LOANS..............................................................................29
         (G)      FUNDAMENTAL CHANGES, LINE OF BUSINESS...........................................................29

                                       ii
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                                                                                                                  PAGE
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
         (H)      EQUIPMENT.......................................................................................29
         (I)      AFFILIATE TRANSACTIONS..........................................................................30
         (J)      SETTLING OF ACCOUNTS............................................................................30
         (K)      MANAGEMENT FEES; COMPENSATION...................................................................30
         (L)      AMENDMENTS TO SUBORDINATED DEBT AND INTERCREDITOR DOCUMENTS.....................................30
         (M)      ERISA...........................................................................................30
         (N)      AASI SECURITIES.................................................................................31
         (O)      EXPANSION FACILITIES............................................................................31

14.      FINANCIAL COVENANTS......................................................................................31

         (A)      TANGIBLE NET WORTH..............................................................................31
         (B)      FIXED CHARGE COVERAGE...........................................................................32
         (C)      CAPITAL EXPENDITURE LIMITATIONS.................................................................32

15.      DEFAULT..................................................................................................33

         (A)      PAYMENT.........................................................................................33
         (B)      BREACH OF THE LOAN DOCUMENTS....................................................................33
         (C)      BREACHES OF OTHER OBLIGATIONS...................................................................33
         (D)      BREACH OF REPRESENTATIONS AND WARRANTIES........................................................33
         (E)      LOSS OF COLLATERAL..............................................................................33
         (F)      LIEN, LEVY, SEIZURE OR ATTACHMENT...............................................................33
         (G)      BANKRUPTCY OR SIMILAR PROCEEDINGS...............................................................33
         (H)      APPOINTMENT OF RECEIVER.........................................................................33
         (I)      JUDGMENT........................................................................................34
         (J)      DEATH OR DISSOLUTION OF OBLIGOR.................................................................34
         (K)      DEFAULT OR REVOCATION OF GUARANTY...............................................................34
         (L)      CRIMINAL PROCEEDINGS............................................................................34
         (M)      CHANGE OF MANAGEMENT............................................................................34
         (N)      MATERIAL ADVERSE CHANGE.........................................................................34
         (O)      DEFAULTS UNDER OTHER INDEBTEDNESS...............................................................34
         (P)      ERISA EVENTS....................................................................................34
         (Q)      DISSOLUTION OF ANY BORROWER.....................................................................35
         (R)      BUSINESS INTERRUPTION...........................................................................35
         (S)      ST. ALBANS LC...................................................................................35

16.      REMEDIES UPON AN EVENT OF DEFAULT........................................................................35

17.      CONDITIONS PRECEDENT.....................................................................................36

18.      JOINT AND SEVERAL LIABILITY..............................................................................38

19.      INDEMNIFICATION..........................................................................................39

20.      NOTICES..................................................................................................40

21.      CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION...................................................40

22.      MODIFICATION AND BENEFIT OF AGREEMENT....................................................................41

23.      HEADINGS OF SUBDIVISIONS.................................................................................41

24.      POWER OF ATTORNEY........................................................................................41

25.      CONFIDENTIALITY..........................................................................................41

                                       iii
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
26.      COUNTERPARTS.............................................................................................42

27.      ELECTRONIC SUBMISSIONS...................................................................................42

28.      WAIVER OF JURY TRIAL; CONFESSION OF JUDGMENT; OTHER WAIVERS..............................................42

EXHIBIT A - BUSINESS AND COLLATERAL LOCATIONS

EXHIBIT 9(d) - COMPLIANCE CERTIFICATE

EXHIBIT 2(a) REVOLVING LOAN NOTE

EXHIBIT 2(b) TERM LOAN A NOTE

EXHIBIT 2(c) TERM LOAN B NOTE

EXHIBIT 2(d) CAPITAL EXPENDITURE NOTE

SCHEDULE 1A - LONG TERM ST. ALBANS PAYABLE

SCHEDULE 1B - PERMITTED LIENS

SCHEDULE 11(g) - COMMERCIAL TORT CLAIMS

SCHEDULE 11(h) - CONSENTS AND PERMITS

SCHEDULE 11(i) - AFFILIATE TRANSACTIONS

SCHEDULE 11(j) - NAMES & TRADE NAMES

SCHEDULE 11(k) - EQUIPMENT

SCHEDULE 11(n) - INDEBTEDNESS

SCHEDULE 11(p) - PARENT, SUBSIDIARIES AND AFFILIATES

SCHEDULE 11(t) - ENVIRONMENTAL MATTERS

SCHEDULE 11(x) - FARM PRODUCT SUPPLIERS

SCHEDULE 17(a) - CLOSING DOCUMENT CHECKLIST

                           LOAN AND SECURITY AGREEMENT

            THIS LOAN AND SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "LOAN AGREEMENT") made this 2nd day of December, 2004 by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company ("LENDER"), Two Commerce Square, Suite 2610, 2001 Market Street, Philadelphia, PA 19103, and LUCILLE FARMS, INC., a Delaware corporation, having its principal place of business at 150 River Road, Montville, New Jersey 07045 ("LUCILLE") and LUCILLE FARMS OF VERMONT, INC., a Vermont corporation, having its principal place of business at Swanton Industrial Park, Jonergin Drive, Swanton, Vermont 05488 ("LUCILLE Vermont") (Lucille and Lucille Vermont are individually referred to as a "BORROWER" and collectively, jointly and severally, referred to as "BORROWERS").

                                   WITNESSETH:

            WHEREAS, Borrowers may, from time to time, request Loans from Lender, and the parties wish to provide for the terms and conditions upon which such Loans or other financial accommodations, if made by Lender, shall be made;

            NOW, THEREFORE, in consideration of any Loan (including any Loan by renewal or extension) hereafter made to a Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrowers, the parties agree as follows:

      1.    DEFINITIONS.

            "ACCOUNT", "ACCOUNT DEBTOR", "CHATTEL PAPER", "COMMERCIAL TORT CLAIMS", "DEPOSIT ACCOUNTS", "DOCUMENTS", "ELECTRONIC CHATTEL PAPER", "EQUIPMENT", "FIXTURES", "GENERAL INTANGIBLES", "GOODS", "INSTRUMENTS", "INVENTORY", "INVESTMENT PROPERTY", "LETTER-OF-CREDIT RIGHT", "PROCEEDS" and "TANGIBLE CHATTEL PAPER" shall have the respective meanings assigned to such terms in the Pennsylvania Uniform Commercial Code, as the same may be in effect from time to time.

            "AFFILIATE" shall mean any Person (i) which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, a Borrower, (ii) which beneficially owns or holds five percent (5%) or more of the voting control or equity interests of a Borrower, or
(iii) five percent (5%) or more of the voting control or equity interests of which is beneficially owned or held by a Borrower.

            "APPROVED ELECTRONIC FORM" shall have the meaning specified in
Section 27 hereof.

            "APPROVED ELECTRONIC FORM NOTICE" shall have the meaning specified in Section 27 hereof.

            "BANKRUPTCY CODE" shall have the meaning specified in subsection 18(b) hereof.

            "BORROWERS" shall have the meaning specified in the preamble of this Loan Agreement.

            "BSA" shall have the meaning specified in subsection 12(k) hereof.

            "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or any day that banks in Philadelphia, Pennsylvania are required or permitted to close.

            "CAPITAL ADEQUACY CHARGE" shall have the meaning specified in subsection 4(b)(vi) hereof.

            "CAPITAL ADEQUACY DEMAND" shall have the meaning specified in subsection 4(b)(vi) hereof.

            "CAPITAL EXPENDITURE LOANS" shall mean the Loans made pursuant to subsection 2(d) hereof.

            "CAPITAL EXPENDITURES" shall mean, with respect to any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures for capitalized lease obligations) by Borrowers and their Subsidiaries on a consolidated basis during such period that are required by GAAP to be included in or reflected by the property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on the balance sheet of Borrowers and their Subsidiaries on a consolidated basis.

            "CLOSING DATE" shall mean the date on which the initial Loans are disbursed.

            "COLLATERAL" shall mean all of the property of each Borrower described in Section 5 hereof, together with all other real or personal property of any Obligor or any other Person now or hereafter pledged to Lender to secure, either directly or indirectly, repayment of any of the Liabilities.

            "CONTROLLED GROUP" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control, which together with a Borrower, are treated as a single employer under Section 414 of the IRC.

             "DILUTION" shall mean, with respect to any period, the percentage obtained by dividing (i) the sum of non-cash credits against Accounts (including, but not limited to returns, adjustments and rebates) of Borrowers for such period, plus pending or probable, but not yet applied, non-cash credits against Accounts of Borrowers for such period, as determined by Lender in its sole discretion by (ii) gross invoiced sales of Borrowers for such period.

            "DISTRIBUTING AGENCY" shall mean the governmental agency of a State or Commonwealth to which the United States Department of Agriculture makes available certain Donated Food for ultimate distribution to a signatory to a Master Processing Agreement.

            "DONATED FOOD" shall mean nonfat dry milk products donated by the United States Department of Agriculture to a Distributing Agency for further distribution to a signatory to a Master Processing Agreement, which Donated Food is processed by Lucille Vermont pursuant to a Master Processing Agreement.

            "EBITDA" shall mean, with respect to any period, Borrowers' and their Subsidiaries' Net Income for such period (excluding any gains or losses on the sale of assets other than the sale of Inventory in the ordinary course of business, and any extraordinary gains) plus interest expense, income tax expense, depreciation and amortization for such period, all on a consolidated basis.

            "ELECTRONIC FORM" shall have the meaning specified in Section 27 hereof.

            "ELIGIBLE ACCOUNT" shall mean an Account owing to Lucille Vermont, which is acceptable to Lender in its sole discretion for lending purposes. Without limiting Lender's discretion, Lender shall, in general, consider an Account to be an Eligible Account if it meets, and so long as it continues to meet, the following requirements:

                  (i) it is genuine and in all respects what it purports to be;

                  (ii) it is owned by Lucille Vermont, Lucille Vermont has the right to subject it to a security interest in favor of Lender or assign it to Lender and it is subject to a first priority perfected security interest in favor of Lender and to no other claim, lien, security interest or encumbrance whatsoever, other than Permitted Liens;

                  (iii) it arises from (A) the performance of services by Lucille Vermont in the ordinary course of such Borrower's business, and such services have been fully performed and acknowledged and accepted by the Account Debtor thereunder; or (B) the sale or lease of Goods by Lucille Vermont in the ordinary course of such Borrower's business, and
      (x) such Goods have been completed in accordance with the Account Debtor's specifications (if any) and delivered to the Account Debtor, (y) such Account Debtor has not refused to accept, returned or offered to return, any of the Goods which are the subject of such Account, and (z) Lucille Vermont has possession of, or Lucille Vermont has delivered to Lender (at Lender's request) shipping and delivery receipts evidencing delivery of such Goods;

                  (iv) it is evidenced by an invoice rendered to the Account Debtor thereunder, is due and payable within ninety (90) days after the date of the invoice and does not remain unpaid ninety (90) days past the invoice date thereof; provided, however, that if more than twenty-five percent (25%) of the aggregate dollar amount of invoices owing by a particular Account Debtor remain unpaid ninety (90) days after the respective invoice dates thereof, then all Accounts owing by that Account Debtor shall be deemed ineligible;

                  (v) it is a valid, legally enforceable and unconditional obligation of the Account Debtor thereunder, and is not subject to setoff, counterclaim, credit, allowance or adjustment by such Account Debtor, or to any claim by such Account Debtor denying liability thereunder in whole or in part;

                  (vi) it does not arise out of a contract or order which fails in any material respect to comply with the requirements of applicable law;

                  (vii) the Account Debtor thereunder is not a director, officer, employee or agent of a Borrower, or a Subsidiary, Parent or Affiliate;

                  (viii) it is not an Account with respect to which the Account Debtor is the United States of America or any state or local government, or any department, agency or instrumentality thereof, unless Lucille Vermont assigns its right to payment of such Account to Lender pursuant to, and in full compliance with, the Assignment of Claims Act of 1940, as amended, or any comparable state or local law, as applicable;

                  (ix) it is not an Account with respect to which the Account Debtor is located in a state which requires Lucille Vermont, as a precondition to commencing or maintaining an action in the courts of that state, either to (A) receive a certificate of authority to do business and be in good standing in such state; or (B) file a notice of business activities report or similar report with such state's taxing authority, unless (x) Lucille Vermont has taken one of the actions described in clauses (A) or (B); (y) the failure to take one of the actions described in either clause (A) or (B) may be cured retroactively by Lucille Vermont at its election; or (z) Lucille Vermont has proven, to Lender's satisfaction, that it is exempt from any such requirements under any such state's laws;

                  (x) the Account Debtor is located within the United States of America, provided, however, that Accounts from Account Debtors located in Puerto Rico will be eligible, up to a maximum amount of $350,000 in the aggregate, provided that such Accounts are otherwise eligible hereunder;

                  (xi) it is not an Account with respect to which the Account Debtor's obligation to pay is subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale on approval, sale or return or consignment basis;

                  (xii) it is not an Account (A) with respect to which any representation or warranty contained in this Loan Agreement is untrue; or
      (B) which violates any of the covenants of Lucille Vermont contained in this Loan Agreement;

                  (xiii) it is not an Account which, when added to a particular Account Debtor's other indebtedness to such Borrower, exceeds ten percent (10%) of all Accounts of Lucille Vermont (other than Ferraro Foods, as to which the foregoing limit shall be fifteen percent (15%)) or a credit limit determined by Lender in its sole discretion for that Account Debtor (except that Accounts excluded from Eligible Accounts solely by reason of this clause (xiii) shall be Eligible Accounts to the extent of such credit limit);

                  (xiv) it is not an Account with respect to which the prospect of payment or performance by the Account Debtor is or will be impaired, as determined by Lender in its sole discretion; and.

                  (xv) it is not an Account with respect to which the obligation of the Account Debtor is payable other than in money, and to the extent that the Account is payable to Lucille Vermont other than in money or is payable to Lucille Vermont partially in money and partially in goods (e.g. dry powdered milk), only the portion thereof payable in money shall be deemed an Eligible Account.

            "ELIGIBLE INVENTORY" shall mean Inventory of Lucille Vermont, which is acceptable to Lender in its sole discretion for lending purposes. Without limiting Lender's discretion, Lender shall, in general, consider Inventory to be Eligible Inventory if it meets, and so long as it continues to meet, the following requirements:

                  (i) it is comprised solely of finished goods (excluding supplies, but including nonfat dry milk, to the extent such dry milk constitutes Donated Food obtained by Lucille Vermont from the United States Department of Agriculture or other Distributing Agency as reimbursement to Lucille Vermont for the prior use of its inventory in the processing and manufacture of finished goods delivered to a Recipient Agency pursuant to a Master Processing Agreement or other similar agreement), it is owned by Lucille Vermont, Lucille Vermont has the right to subject it to a security interest in favor of Lender and it is subject to a first priority perfected security interest in favor of Lender and to no other claim, lien, security interest or encumbrance whatsoever, other than Permitted Liens;

                  (ii) it is located on one of the premises listed on Exhibit A (or other locations of which Lender has been advised in writing pursuant to subsection 12(b)(i) hereof), such locations are within the United States and is not in transit;

                  (iii) if held for sale, it is (except as Lender may otherwise consent in writing) new, in unopened packages or otherwise packaged in accordance with Lucille Vermont's usual and customary business practices, and unused and free from defects which would, in Lender's sole determination, affect its market value;

                  (iv) it is not stored with a bailee, consignee, warehouseman, processor or similar party unless Lender has given its prior written approval and Lucille Vermont has caused any such bailee, consignee, warehouseman, processor or similar party to issue and deliver to Lender, in form and substance acceptable to Lender, such Uniform Commercial Code financing statements, warehouse receipts, waivers and other documents as Lender shall require;

                  (v) Lender has determined, in accordance with Lender's customary business practices, that it is not unacceptable due to age, type, category or quantity;

                  (vi) it is not Inventory (A) with respect to which any of the representations and warranties contained in this Loan Agreement are untrue; or (B) which violates any of the covenants of Lucille Vermont contained in this Loan Agreement;

                  (vii) if comprised of or if it contains Farm Products purchased from a Farm Product Supplier, and if such Farm Product Supplier or such Farm Product Supplier's FSA Creditor has given Lucille Vermont an FSA Notice or such FSA Creditor otherwise has taken the actions under the FSA necessary to preserve its security interest in such Farm Products, Lender shall have obtained a waiver in its favor from such FSA Creditor in form and substance satisfactory to Lender in its sole discretion, or Lender shall have received evidence of full and indefeasible payment for such Farm Products in the manner required by such Farm Product Supplier's FSA Creditor.

                  (viii) if comprised of dairy products supplied by a "producer" (as defined in the VPLS) as to which the VPLS applies, no Producer's Lien shall have been filed by or on behalf of such producer for which a waiver in favor of Lender shall not have been obtained.

                  (ix) if comprised of Donated Food, at the time of delivery of such Donated Food to Lucille Vermont by or on behalf of a Recipient Agency, Lucille Vermont shall have already delivered finished goods to such Recipient Agency using inventory of Lucille Vermont as substitute goods in the processing and manufacture of such finished goods, in lieu of the use of such Donated Food.

             "ENVIRONMENTAL LAWS" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to a Borrower's business or facilities owned or operated by a Borrower, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, modified or restated from time to time.

            "ERISA AFFILIATE" shall mean any member of a Controlled Group, of which a Borrower is a member.

            "EVENT OF DEFAULT" shall have the meaning specified in Section 15 hereof.

            "EXCESS AVAILABILITY" shall mean, as of any date of determination by Lender, the lesser of (i) the Maximum Revolving Loan Limit less the sum of the outstanding Revolving Loans and the Letter of Credit Obligations, and (ii) the Revolving Loan Limit less the sum of the outstanding Revolving Loans and the Letter of Credit Obligations, in each case as of the close of business on such date and assuming, for purposes of calculation, that all taxes which are due and owing and remain unpaid, and all accounts payable which remain unpaid more than thirty (30) days after the due dates thereof as of the close of business on such date (excluding the Long Term St. Albans Payable), are treated as additional Revolving Loans outstanding on such date.

            "EXCESS CASH FLOW" shall have the meaning specified in subsection 2(e)(v)(B) hereof.

            "FARM PRODUCT" shall have the meaning ascribed thereto in the FSA.

            "FARM PRODUCT SUPPLIER" shall mean any Person from whom Borrowers purchase milk and/or other agricultural products that constitute Farm Products.

            "FC NUMERATOR" shall mean for any period, EBITDA, minus
Unfunded Capital Expenditures of Borrowers and their Subsidiaries, on a consolidated basis, during the applicable period, minus payments during the applicable period in respect of income or franchise taxes of Borrowers and their Subsidiaries, on a consolidated basis.

            "FISCAL YEAR" shall mean each twelve (12) month accounting period of Borrowers, which ends on March 31 of each year.

            "FIXED CHARGES" shall mean for any period, without duplication, scheduled payments of principal during the applicable period with respect to all indebtedness of Borrowers and their Subsidiaries, on a consolidated basis, for borrowed money, plus scheduled payments of principal during the applicable period with respect to all capitalized lease obligations of Borrowers and their Subsidiaries, on a consolidated basis, plus scheduled payments of interest during the applicable period with respect to all indebtedness of Borrowers and their Subsidiaries, on a consolidated basis, for borrowed money including capital lease obligations.

            "FOOD LAW RESERVE" shall mean such amount as determined by Lender, in respect of inventory of Lucille Vermont that is subject to (i) an FSA Notice, as to which an FSA Waiver or other waiver acceptable to Lender, has not been obtained, or (ii) a Producer's Lien, as to which a waiver or subordination agreement acceptable to Lender has not been obtained.

            "FRAUDULENT CONVEYANCE" shall have the meaning specified in subsection 18(b) hereof.

            "FSA" shall mean the Food Security Act of 1985, as amended.

            "FSA CREDITOR" shall mean a secured creditor of a Farm Product Supplier.

            "FSA NOTICE" shall mean a notice from any Person (including, without limitation, a Farm Product Supplier, an FSA Creditor or a Governmental Authority), pursuant to or in connection with the FSA or any other federal, state or local food or agricultural law, rule or regulation, purporting to indicate that Farm Products purchased by any Borrower are or may be subject to a security interest or lien in favor of a Farm Product Supplier, an FSA Creditor or any other Person.

            "GAAP" shall mean generally accepted accounting principles and policies in the United States as in effect from time to time as applied by Borrowers on a consistent basis.

             "GE" shall mean General Electric Capital Corporation.

            "GE DEBT DOCUMENTS" shall mean that certain Master Security Agreement dated as of November 1, 1999, between GE and Borrowers, together with that certain Promissory Note in the initial principal amount of $46,046.00 dated November 1, 1999 by Borrowers in favor of GE and Collateral Schedule No. 001 related thereto, that certain Promissory Note in the initial principal amount of $138,066.00 dated May 26, 2000 by Borrowers in favor of GE and Collateral Schedule No. 002 related thereto, that certain Promissory Note in the initial principal amount of $102,167.90 dated July 28, 2000 by Borrowers in favor of GE and Collateral Schedule No. 003 related thereto, and that certain Promissory
Note in the initial principal amount of $48,600.00 dated September 13, 2000 by Borrowers in favor of GE and the Collateral Schedule related thereto, and all other agreements, documents and instruments executed by or on behalf of a Borrower or any other Person and delivered to GE in connection with the transactions contemplated by the Master Security Agreement, as each of the same may be amended, modified or supplemented from time to time.

             "GE EQUIPMENT" shall mean all of Borrowers' machinery and equipment existing as of November 15, 2004, and upon which GE has an existing perfected security interest pursuant to the GE Debt Documents, together with all
(i) additions and accessions thereto purchased with proceeds of such machinery and equipment, or with proceeds of insurance derived from loss or damage to such machinery or equipment, (ii) replacements therefor purchased with proceeds of such machinery and equipment or with proceeds of insurance derived from loss or damage to such machinery and equipment, (iii) substitutes for any of the foregoing purchased with proceeds of such machinery and equipment or with proceeds of insurance derived from loss or damage to such machinery and equipment, (iv) all accessories, replacement parts, and repairs now or hereafter attached or affixed to or used in connection therewith, except to the extent that Lender obtains a purchase money lien upon and security interest therein, and (v) all manuals, drawings, instructions, warranties and rights with respect thereto, and all proceeds of the foregoing.

            "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity exercising legislative, judicial, regulatory or administrative functions of or pertaining to government, and any department, agency or instrumentality thereof.

             "HAZARDOUS MATERIALS" shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including, without limitation any that are or become classified as hazardous or toxic under any Environmental Law).

            "INDEMNIFIED PARTY" shall have the meaning specified in
Section 18 hereof.

            "INTERCREDITOR DOCUMENTS" shall mean the UPS Intercreditor Agreement and the St. Albans Subordination Agreement.

            "IRC" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "LASALLE BANK" shall mean LaSalle Bank National Association, Chicago, Illinois.

            "LETTER OF CREDIT" shall mean any Letter of Credit issued on behalf of a Borrower in accordance with this Loan Agreement.

            "LETTER OF CREDIT OBLIGATIONS" shall mean, as of any date of determination, the sum of (i) the aggregate undrawn face amount of all Letters of Credit, and (ii) the aggregate unreimbursed amount of all drawn Letters of Credit not already converted to Loans hereunder.

            "LIABILITIES" shall mean any and all obligations, liabilities and indebtedness of Borrowers to Lender or to any parent, affiliate or subsidiary of Lender of any and every kind and nature, howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including, without limitation, obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law.

            "LOAN AGREEMENT" means this Loan and Security Agreement.

            "LOAN DOCUMENTS" means the Loan Agreement, together with the Other Agreements.

            "LOANS" shall mean all loans and advances made by Lender to or on behalf of Borrowers hereunder.

            "LOCK BOX" and "LOCK BOX ACCOUNT" shall have the meanings specified in subsection 8(a) hereof.

            "LONG TERM ST. ALBANS PAYABLE" shall mean the outstanding indebtedness of Lucille Vermont to St. Albans in the amount of $1,500,000, representing certain trade accounts payable due from Lucille Vermont to St. Albans for goods sold and delivered to Lucille Vermont during the period from August 1, 2003 through August 31, 2003 (a true and complete schedule of which, identified by invoice number and invoice amount, is attached hereto as Schedule
1A), which are reflected on the balance sheet of Lucille Vermont and on the consolidated balance sheet of Borrowers, both dated October 31, 2004.

            "LUCILLE ADMINISTRATIVE FEE" shall mean aggregate fees in any fiscal year of Borrowers paid by Lucille Vermont to Lucille for all selling, general administrative and management services, not to exceed $150,000.

            "MASTER PROCESSING AGREEMENT" shall mean an agreement between any Borrower and a Distributing Agency relating to the processing of finished goods comprised wholly or in part of Donated Food or a permitted substitute therefor.

            "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, property, assets, prospects, operations or condition, financial or otherwise, of a Person.

            "MAXIMUM LOAN LIMIT" shall mean Eleven Million Dollars
($11,000,000).

            "MAXIMUM REVOLVING LOAN LIMIT" shall have the meaning specified in subsection 2(a) hereof.

            "MINIMUM TANGIBLE NET WORTH" shall have the meaning specified in subsection 14(a) hereof.

             "MULTIEMPLOYER PLAN" shall mean a plan described in Section 4001(a)(3) of ERISA, which covers employees of any Borrower or any ERISA Affiliate.

            "NET INCOME" means, for any period, net income (or loss) of Borrowers for such period on a consolidated basis, determined in accordance with GAAP, consistently applied.

             "NOTES" shall mean, collectively, the promissory notes evidencing the Loans.

            "OBLIGOR" shall mean Borrowers and each other Person who is or shall become primarily or secondarily liable for any of the Liabilities.

            "OFAC" shall have the meaning specified in subsection 12(k) hereof.

            "OTHER AGREEMENTS" shall mean all agreements, instruments and documents, other than the Loan Agreement, including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other writings heretofore, now or from time to time hereafter executed by or on behalf of a Borrower or any other Person and delivered to Lender or to any parent, affiliate or subsidiary of Lender in connection with the Liabilities or the transactions contemplated hereby, as each of the same may be amended, modified or supplemented from time to time.

            "PARENT" shall mean any Person now or at any time or times hereafter owning or controlling (alone or with any other Person) at least a majority of the issued and outstanding equity of a Borrower and, if a Borrower is a partnership, the general partner of such Borrower.

            "PBGC" shall have the meaning specified in subsection 12(b)(v) hereof.

            "PERMITTED INDEBTEDNESS" shall mean (i) the indebtedness of Borrowers to UPS pursuant to the UPS Debt Documents, and (ii) the Long Term St. Albans Payable, each subject to and in accordance with the Intercreditor Documents, and (iii) the indebtedness of Borrowers to GE pursuant to the GE Debt Documents.

             "PERMITTED LIENS" shall mean (i) statutory liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder; (ii) liens or security interests in favor of Lender; (iii) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on a Borrower's ability to use such real property for its intended purpose in connection with such Borrower's business; (iv) liens in connection with purchase money indebtedness and capitalized leases otherwise permitted pursuant to this Loan Agreement, provided, that such liens attach only to the assets the purchase of which was financed by such purchase money indebtedness or which is the subject of such capitalized leases; (v) liens set forth on Schedule 1B; and (vi) liens specifically permitted by Lender in writing.

            "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

            "PLAN" shall have the meaning specified in subsection 12(b)(v) hereof.

            "PRIME RATE" shall mean LaSalle Bank's publicly announced prime rate (which is not intended to be LaSalle Bank's lowest or most favorable rate in effect at any time) in effect from time to time.

            "PRIME RATE LOANS" shall mean the Loans bearing interest with reference to the Prime Rate.

            "PRODUCER'S LIEN" shall mean any lien upon or security interest in the property of any Borrower, arising under the Vermont Producer's Lien Statute, as to which a notice of lien is filed against such Borrower pursuant to and as contemplated by VPLS Section 2902, 6 V.S.A., ss. 2902.

            "PROJECTIONS" shall have the meaning specified in subsection 12(k) hereof.

            "RECIPIENT AGENCY" shall mean the governmental or quasi-governmental agency that is the recipient of finished goods processed by Lucille Vermont wholly or in part with Donated Food or a permitted substitute therefor pursuant to a Master Processing Agreement.

            "REPORTABLE EVENT" shall mean a reportable event described in
Section 4043(b) of ERISA or the regulations promulgated thereunder for which the 30-day notice of such event has not been waived pursuant to such regulations.

            "REVOLVING LOAN LIMIT" shall have the meaning specified in subsection 2(a) hereof.

            "REVOLVING LOANS" shall have the meaning specified in subsection 2(a) hereof.

            "ST. ALBANS" shall mean St. Albans Cooperative Creamery, Inc.

            "ST. ALBANS LC" shall mean that certain standby letter of credit in form and substance acceptable to Lender in all respects, issued in favor of Lender on behalf of St. Albans by a United States bank acceptable to Lender, as security for the full and prompt repayment of Term Loan A, having a stated amount at all times during the Term in an amount at least equal to the balance outstanding from time to time under Term Loan A.

            "ST. ALBANS SUBORDINATION AGREEMENT" shall mean that certain Subordination Agreement dated on or about the date hereof between Lender and St. Albans.

            "SUBSIDIARY" shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by a Borrower, or any partnership, joint venture or limited liability company of which more than fifty percent (50%) of the outstanding equity interests or voting interests are at the time, directly or indirectly, owned by a Borrower or any partnership of which a Borrower is a general partner.

            "TANGIBLE NET WORTH" shall have the meaning specified in subsection 14(a) hereof.

            "TAX" shall mean, in relation to any LIBOR Rate Loans and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required to be paid by Lender and/or to be withheld or deducted from any payment otherwise required hereby to be made by a Borrower to Lender; provided, that the term "Tax" shall not include any taxes imposed upon the net income of Lender.

            "TERM" shall have the meaning specified in Section 10 hereof.

            "TERM LOAN A" shall have the meaning specified in subsection 2(b) hereof.

            "TERM LOAN B" shall have the meaning specified in subsection 2(c) hereof.

            "TERM LOANS" shall mean, collectively, Term Loan A, Term Loan B and the Capital Expenditure Loans.

            "TERMINATION EVENT" shall mean (i) a Reportable Event with respect to any Plan or Multiemployer Plan; (ii) the withdrawal of a Borrower or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (v) any event or condition (a) which might reasonably constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (b) that may reasonably result in termination of a Multiemployer Plan pursuant to
Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of a Borrower or any member of the Controlled Group from a Multiemployer Plan.

            "UNFUNDED CAPITAL EXPENDITURES" shall mean Capital Expenditures that are not financed with Capital Expenditure Loans or with other long-term debt permitted by Lender to be incurred by Borrowers.

            "UPS" shall mean UPS Capital Business Credit f/k/a First International Bank, N.A.

            "UPS DEBT DOCUMENTS" shall mean that certain Commercial Loan Agreement dated as of February 8, 1999, between UPS and Borrowers, together with that certain Security Agreement dated February 8, 1999 between UPS and Lucille, that certain Commercial Mortgage and Security Agreement dated February 8, 1999 between UPS and Lucille Vermont, that certain Commercial Term Promissory Note dated February 8, 1999 in the principal amount of $990,000, made by Borrowers in favor of UPS, that certain Commercial Term Promissory Note dated February 8, 1999 in the principal amount of $3,960,000, made by Borrowers in favor of UPS, and all other agreements, documents and instruments executed by or on behalf of a Borrower or any other Person and delivered to UPS in connection with the transactions contemplated by the UPS Commercial Loan Agreement, as each of the same may be amended, modified or supplemented from time to time.

             "UPS EQUIPMENT" shall mean all of Borrowers' machinery and equipment existing as of November 15, 2004, and upon which UPS has an existing perfected security interest, together with all (i) additions and accessions thereto purchased with proceeds of such machinery and equipment, or with proceeds of insurance derived from loss or damage to such machinery or equipment, (ii) replacements therefor purchased with proceeds of such machinery and equipment or with proceeds of insurance derived from loss or damage to such machinery and equipment, (iii) substitutes for any of the foregoing purchased with proceeds of such machinery and equipment or with proceeds of insurance derived from loss or damage to such machinery and equipment, (iv) all accessories, replacement parts, and repairs now or hereafter attached or affixed to or used in connection therewith, except to the extent that Lender obtains a purchase money lien upon and security interest therein, and (v) all manuals, drawings, instructions, warranties and rights with respect thereto, and all proceeds of the foregoing.

            "UPS INTERCREDITOR AGREEMENT" shall mean that certain
Intercreditor Agreement dated on or about the date hereof between Lender and UPS.

            "VERMONT PRODUCER'S LIEN STATUTE" or "VPLS" shall mean 6 V.S.A., ss. 2901, et seq., as amended.

      2.    LOANS.

            (a)   REVOLVING LOANS.

                  Subject to the terms and conditions of the Loan Documents, during the Term, Lender shall make revolving loans and advances to Lucille Vermont (the "REVOLVING LOANS") in an amount up to the sum of the following sublimits (the "REVOLVING LOAN LIMIT"):

                  (i) up to eighty-five percent (85%) of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Lucille Vermont's business) of Lucille Vermont's Eligible Accounts; provided, that such advance rate shall be reduced by one (1) percentage point for each whole or partial percentage point by which Dilution (as determined by Lender in good faith based on the results of the most recent twelve (12) month period for which Lender has conducted a field audit of Borrowers) exceeds five percent (5%); plus

                  (ii) up to sixty percent (60%) of the lower of cost or market value of Lucille Vermont's Borrower's Eligible Inventory or Two Million Dollars ($2,000,000), whichever is less; minus

                  (iii) such reserves as Lender elects, in its sole discretion to establish from time to time, including, without limitation, the Food Law Reserve;

provided that the Revolving Loan Limit shall in no event exceed Seven Million and No/100 Dollars ($7,000,000) (the "MAXIMUM REVOLVING LOAN LIMIT") except as such amount may be increased or decreased by Lender, in its sole discretion.

                  The aggregate unpaid principal balance of the Revolving Loans shall not at any time exceed the lesser of the (i) Revolving Loan Limit minus the Letter of Credit Obligations and (ii) the Maximum Revolving Loan Limit minus the Letter of Credit Obligations. If at any time the outstanding Revolving Loans exceeds either the Revolving Loan Limit or the Maximum Revolving Loan Limit, in each case minus the Letter of Credit Obligations, or any portion of the Revolving Loans and Letter of Credit Obligations exceeds any applicable sublimit within the Revolving Loan Limit, Borrowers shall immediately, and without the necessity of demand by Lender, pay to Lender such amount as may be necessary to eliminate such excess and Lender shall apply such payment to the Revolving Loans in such order as Lender shall determine in its sole discretion.

                  Each Borrower hereby authorizes Lender, in its sole discretion, to charge any of such Borrower's accounts or advance Revolving Loans to make any payments of principal, interest, fees, costs or expenses required to be made under the Loan Documents.

                  A request for a Revolving Loan shall be made or shall be deemed to be made, each in the following manner: Lucille Vermont shall give Lender same day notice, no later than 1:00 P.M. (determined based on the local time of each Borrower at its principal place of business) for such day, of its request for a Revolving Loan as a Prime Rate Loan, in which notice Lucille Vermont shall specify the amount of the proposed borrowing and the proposed borrowing date; provided, however, that no such request may be made at a time when there exists an Event of Default or an event which, with the passage of time or giving of notice, will become an Event of Default. In the event that a Borrower maintains a controlled disbursement account at LaSalle Bank, each check presented for payment against such controlled disbursement account and any other charge or request for payment against such controlled disbursement account shall constitute a request for a Revolving Loan as a Prime Rate Loan. As an accommodation to Borrowers, Lender may permit telephone requests for Revolving Loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrowers. Unless a Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from such Borrower, Lender shall have no liability to Borrowers for any loss or damage suffered by a Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by a Borrower and Lender shall have no duty to verify the origin of any such communication or the authority of the Person sending it.

                  Each Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Loan requested by such Borrower, or deemed to be requested by such Borrower, as follows: the proceeds of each Revolving Loan requested under subsection 2(a) hereof shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from such Borrower, and in the case of each subsequent borrowing, by wire transfer or Automated Clearing House (ACH) transfer to such bank account as may be agreed upon by such Borrower and Lender from time to time, or elsewhere if pursuant to a written direction from such Borrower.

            (b)   TERM LOAN A.

                  Subject to the terms and conditions of the Loan Documents, on the date that the conditions to the initial Loans are satisfied, Lender shall make a term loan to Borrowers in an amount equal to the lesser of (i) one hundred percent (100%) of the face amount of a standby letter of credit, in form and substance satisfactory to Lender, issued on behalf of St. Albans in favor of Lender, and (ii) Two Million Dollars ($2,000,000), as a special accommodation ("TERM LOAN A"). Amounts repaid with respect to Term Loan A may not be reborrowed.

            (c)   TERM LOAN B.

                  Subject to the terms and conditions of the Loan Documents, on the date that the conditions to the initial Loans are satisfied, Lender shall make a term loan to Borrowers in an amount equal to One Million Dollars ($1,000,000) as a special accommodation ("TERM LOAN B"). Amounts repaid with respect to Term Loan B may not be reborrowed.

            (d)   CAPITAL EXPENDITURE LOANS.

                  Subject to the terms and conditions of the Loan Documents, from time to time after the initial Loans are advanced hereunder, Lender shall make advances to Borrowers up to eighty percent (80%) of (i) the purchase price (exclusive of sales taxes, delivery charges and other "soft" costs related to such purchase) of new Equipment, or (ii) the orderly liquidation value of used Equipment (as determined by an appraiser acceptable to Lender in its sole discretion), to be purchased with the proceeds of such advances, which Equipment is acceptable to Lender in its sole discretion, and upon which Lender shall have a first priority perfected security interest; provided, that (A) the aggregate amount advanced for such purchases shall not exceed One Million Dollars ($1,000,000), (B) at least three (3) Business Days prior to any such advance hereunder, such Borrower shall have furnished to Lender an invoice and acceptance letter for the Equipment being purchased, executed such documents and taken such other actions as Lender shall require to assure that Lender has a first priority perfected security interest in such Equipment, including, without limitation, obtaining legal title to and taking delivery of such Equipment, and
(C) each advance hereunder shall be in an amount of not less than Two Hundred Thousand Dollars ($200,000). Amounts repaid with respect to the Capital Expenditure Loans may not be reborrowed.

            (e)   REPAYMENTS.

                  All Liabilities shall be repaid as follows:

                  (i) Repayment of Revolving Loans. The Revolving Loans and all other Liabilities (other than the Term Loans) shall be repaid on the last day of the Term.

                  (ii) Repayment of Term Loan A. Term Loan A shall be repaid in equal monthly installments of Twenty-Three Thousand Eight Hundred Ten Dollars ($23,810) payable on the first day of each calendar month commencing on December 1, 2006, and continuing thereafter on the first day of each succeeding calendar month; provided, that any remaining outstanding principal balance of Term Loan A shall be repaid at the earlier of (A) December 1, 2009, or (B) the date on which this Loan Agreement otherwise terminates pursuant to its terms. If any such payment due date is not a Business Day, then such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

                  (iii) Repayment of Term Loan B. Term Loan B shall be repaid in equal monthly installments of Forty-One Thousand Six Hundred Sixty-Seven Dollars ($41,667) payable on the first day of each calendar month, commencing on January 1, 2005 and continuing on the first day of each succeeding calendar month thereafter; provided, that any remaining outstanding principal balance of Term Loan B shall be repaid by the earlier of (A) the end of the twenty-fourth (24th) month of such installments, or (B) the date on which this Loan Agreement otherwise terminates pursuant to its terms. If any such payment due date is not a Business Day, then such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

                  (iv) Repayment of Capital Expenditure Loans. Each Capital Expenditure Loan shall be repaid in equal monthly installments in an amount sufficient to repay such Capital Expenditure Loan in full by the end of the sixtieth (60th) month following the date of such loan advance. Such payments shall be made on the first day of the month immediately following the month of each such loan advance, and on the corresponding day of each month thereafter; provided, that any remaining outstanding principal balance of any Capital Expenditure Loan shall be repaid by the date on which this Loan Agreement otherwise terminates pursuant to its terms. If any such payment due date is not a Business Day, then such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

                  (v) Mandatory Prepayments of Term Loan B and Capital Expenditure Loans.

                        (A) Sales of Assets/ Casualty. Upon receipt of the
            proceeds of the sale or other disposition of any Equipment of either or both Borrowers constituting Collateral (so long as such proceeds individually or in the aggregate in any fiscal year of Borrowers exceed $50,000), such proceeds shall be paid by such Borrower to Lender as a mandatory prepayment of Term Loan B and the Capital Expenditure Loans, to be applied against such Loans and in such manner as Lender shall determine in its sole discretion, and any prepayment made pursuant to this subparagraph 2(e)(v)(A) shall not affect the obligation of Borrowers to make the monthly installment payments otherwise due hereunder; provided, however that so long as no default or Event of Default has occurred hereunder, proceeds from the sale or other disposition of such Equipment in amounts individually or in the aggregate less than $50,000 in any fiscal year of Borrowers, shall be applied against the outstanding Revolving Loans and shall thereafter be available for use by Borrowers, including for use in funding Capital Expenditures to replace the Equipment sold or, otherwise divested, so long as such use for Capital Expenditure purposes occurs within six (6) months after Borrowers' receipt of such sale or divestiture proceeds. If any Equipment having an aggregate value of less than $100,000 is damaged or destroyed, in whole or in part and such damage or destruction (i) is covered by insurance, and (ii) would not in Lender's sole discretion have a Material Adverse Effect (hereinafter referred to as a "NON-MATERIAL EQUIPMENT CASUALTY"), the proceeds thereof (so long as such proceeds individually or in the aggregate in any fiscal year of Borrowers exceed $50,000), shall be paid by Borrowers to Lender to be segregated from and shall not be applied against the Loans, but rather shall, so long as no default or Event of Default has occurred hereunder, be made available for use by Borrowers to fund the purchase of replacement Equipment so long as such replacement Equipment is purchased within six months after receipt of such insurance proceeds. Proceeds derived from the loss or damage to Equipment, other than a Non-Material Equipment Casualty, shall be paid to Lender to be applied against the Loans as described herein in such manner as Lender shall determine in its sole discretion, and any prepayment made pursuant to this sentence shall not affect the obligation of Borrowers to make the monthly installment payments otherwise due hereunder.

                        (B) Excess Cash Flow. Ten (10) days after receipt of
            Borrowers' Fiscal Year end audited financial statements for each Fiscal Year of Borrowers commencing with Borrowers' Fiscal Year ended March 31, 2006, Borrowers shall make a mandatory prepayment of Term Loan B in an amount equal to twenty-five percent (25%) of Borrowers' Excess Cash Flow (as described below) for the Fiscal Year just ended, such prepayment to be applied against such Loan and in such manner as Lender shall determine in its sole discretion, and any prepayment made pursuant to this subparagraph 2(e)(v)(B) shall not affect the obligation of Borrowers to make the monthly installment payments otherwise due hereunder. For purposes hereof, "EXCESS CASH FLOW" shall mean for each of Borrowers' Fiscal Years, Borrowers' EBITDA for such period, minus Borrowers' taxes during such period, minus cash interest payable during such period, minus actual principal payments made with respect to long term debt during such period (including payments on account of the Long Term St. Albans Payable), minus all Unfunded Capital Expenditures by Borrowers during such period.

            (f)   NOTES.

                  The Loans shall, in Lender's sole discretion, be evidenced by one or more promissory notes in form and substance attached hereto as Exhibit 2(a) with respect to the "Revolving Loan Note", Exhibit 2(b) with respect to the "Term Loan A Note", Exhibit 2(c) with respect to the "Term Loan B Note", and
Exhibit 2(d) with respect to the "Capital Expenditure Note". However, if such Loans are not so evidenced, such Loans may be evidenced solely by entries upon the books and records maintained by Lender.

      3.    LETTERS OF CREDIT.

            (a)   GENERAL TERMS.

                  Subject to the terms and conditions of the Loan Documents, during the Term, Lender shall from time to time cause to be issued and co-sign for or otherwise guarantee, upon a Borrower's request, commercial and/or standby Letters of Credit; provided, that the aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Two Million Dollars ($2,000,000). Payments made by Lender to any Person on account of any Letter of Credit shall constitute Loans hereunder and each Borrower agrees that each payment made by the issuer of a Letter of Credit in respect of a Letter of Credit issued on behalf of such Borrower shall constitute a request by such Borrower for a Loan to reimburse such issuer. Borrowers shall remit to Lender a Letter of Credit fee equal to three and one-half percent (3.50%) per month on the aggregate undrawn face amount of all Letters of Credit outstanding, which fee shall be payable monthly in arrears on the last Business Day of each month. Borrowers shall also pay on demand the normal and customary administrative charges of the issuer of the Letter of Credit for issuance, amendment, negotiation, renewal or extension of any Letter of Credit.

            (b)   REQUESTS FOR LETTERS OF CREDIT.

                  Each Borrower shall make requests for Letters of Credit in writing at least two (2) Business Days prior to the date such Letter of Credit is to be issued. Each such request shall specify the date such Letter of Credit is to be issued, the amount thereof, the name and address of the beneficiary thereof and a description of the transaction to be supported thereby. Any such notice shall be accompanied by the form of Letter of Credit requested and any application or reimbursement agreement required by the issuer of such Letter of Credit. If any term of such application or reimbursement agreement is inconsistent with this Loan Agreement, then the provisions of this Loan Agreement shall control to the extent of such inconsistency.

            (c)   OBLIGATIONS ABSOLUTE.

                  Each Borrower shall be obligated to reimburse the issuer of any Letter of Credit, or Lender if Lender has reimbursed such issuer on a Borrower's behalf, for any payments made in respect of any Letter of Credit, which obligation shall be unconditional and irrevocable and shall be paid regardless of: (i) any lack of validity or enforceability of any Letter of Credit, (ii) any amendment or waiver of or consent or departure from all or any provisions of any Letter of Credit, this Loan Agreement or any Other Agreement,
(iii) the existence of any claim, set off, defense or other right which a Borrower or any other Person may have against any beneficiary of any Letter of Credit, Lender or the issuer of the Letter of Credit, (iv) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, (v) any payment under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, and (vi) any other act or omission to act or delay of any kind of the issuer of such Letter of Credit, the Lender or any other Person or any other event or circumstance that might otherwise constitute a legal or equitable discharge of a Borrower's obligations hereunder. It is understood and agreed by each Borrower that the issuer of any Letter of Credit may accept documents that appear on their face to be in order without further investigation or inquiry, regardless of any notice or information to the contrary.

            (d)   EXPIRATION DATES OF LETTERS OF CREDIT.

                  The expiration date of each Letter of Credit shall be no later than the earlier of (i) one (1) year from the date of issuance and (ii) the thirtieth (30th) day prior to the end of the Term. Notwithstanding the foregoing, a Letter of Credit may provide for automatic extensions of its expiration date for one or more one (1) year periods, so long as the issuer thereof has the right to terminate the Letter of Credit at the end of each one
(1) year period and no extension period extends past the thirtieth (30th) day prior to the end of the Term.

      4.    INTEREST, FEES AND CHARGES.

            (a)   INTEREST RATE.

                  Each Revolving Loan and Term Loan A shall bear interest at the rate of twenty-five one hundredths of one percent (0.25%) per annum in excess of the Prime Rate in effect from time to time, Term Loan B shall bear interest at the rate of one and one-half percent (1.50%) per annum in excess of such Prime Rate, and each Equipment Loan shall bear interest at the rate of one and one-quarter percent (1.25%) per annum in excess of such Prime Rate. All such interest shall be payable on the last Business Day of each month in arrears. Said rates of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate. In addition, said rates of interest shall be subject to a one-time reduction of twenty-five (25) basis points if, as of one
(1) year from the Closing Date, there have been no defaults or Events of Default, and Borrowers have maintained Excess Availability of at least $250,000 continuously for the thirty (30) day period immediately preceding such date. Upon the occurrence of an Event of Default and during the continuance thereof, each Loan shall bear interest at the rate of two percent (2%) per annum in excess of the interest rate otherwise payable thereon, which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year.

            (b)   FEES AND CHARGES.

                  (i) Closing Fee. Borrowers shall jointly and severally pay to Lender a closing fee of One Hundred Thousand Dollars ($100,000), which fee shall be fully earned and payable as of the Closing Date, but which, as an accommodation to Borrowers, may be paid in three (3) installments of Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($33,333.33) each, with the first such installment due and payable on the Closing Date, and the subsequent two (2) installments due and payable on each of the next two (2) anniversaries of such Closing Date, subject to being due and payable in full upon the earlier termination of this Loan Agreement as a result of default and acceleration, prepayment or otherwise.

                  (ii) Unused Line Fee. Borrowers shall jointly and severally pay to Lender an unused line fee of three-eighths of one percent (0.375%) of (A) the difference between the Maximum Revolving Loan Limit and the average daily balance of the Revolving Loans plus the outstanding Letter of Credit Obligations for each month, and (B) the unused amount of the Capital Expenditure Loans, which fee shall be fully earned by Lender and payable monthly in arrears on the last Business Day of each month. Said fee shall be calculated on the basis of a 360-day year.

                  (iii) Collateral Management Fee. Borrowers shall jointly and severally pay to Lender a collateral management fee of Ten Thousand Dollars ($10,000) on the Closing Date and on the day before each subsequent anniversary date of such Closing Date during the Term.

                  (iv) Prepayment Fee. In the event that Borrowers prepay the Loans prior to the end of the Term and this Loan Agreement is terminated as a result thereof, Borrowers shall jointly and severally pay to Lender a prepayment fee equal to (A) one and three quarters of one percent (1.75%) of the Maximum Loan Limit if such prepayment occurs within one (1) year of the Closing Date, and (B) three quarters of one percent (0.75%) of the Maximum Loan Limit if such prepayment occurs after one (1) year, but within three (3) years, of the Closing Date.

                  (v) Costs and Expenses. Borrowers shall reimburse Lender for all costs and expenses, including, without limitation, legal expenses and reasonable attorneys' fees (whether for internal or outside counsel), incurred by Lender in connection with the (A) documentation and consummation of this transaction and any other transactions between Borrowers and Lender, including, without limitation, Uniform Commercial Code and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review costs; (B) collection, protection or enforcement of any rights in or to the Collateral; (C) collection of any Liabilities; and (D) administration and enforcement of any of Lender's rights under this Loan Agreement or any Other Agreement (including, without limitation, any costs and expenses of any third party provider engaged by Lender for such purposes). Borrowers shall also pay all normal service charges with respect to all accounts maintained by each Borrower with Lender and LaSalle Bank and any additional services requested by a Borrower from Lender and LaSalle Bank. All such costs, expenses and charges shall, if owed to LaSalle Bank, be reimbursed by Lender and in such event or in the event such costs and expenses are owed to Lender, shall constitute Liabilities hereunder, shall be payable by Borrowers to Lender on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

                  (vi) Capital Adequacy Charge. If Lender shall have determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority enacted after the date hereof, does or shall have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by a material amount, then from time to time, after submission by Lender to Borrowers of a written demand therefor ("CAPITAL ADEQUACY DEMAND") together with the certificate described below, Borrowers shall pay to Lender such additional amount or amounts ("CAPITAL ADEQUACY CHARGE") as will compensate Lender for such reduction, such Capital Adequacy Demand to be made with reasonable promptness following such determination. A certificate of Lender claiming entitlement to payment as set forth above shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such reduction, the amount of the Capital Adequacy Charge to be paid to Lender, and the method by which such amount was determined. In determining such amount, Lender may use any reasonable averaging and attribution method, applied on a non-discriminatory basis.

            (c)   MAXIMUM INTEREST.

                  It is the intent of the parties that the rate of interest and other charges to each Borrower under the Loan Documents shall be lawful; therefore, if for any reason the interest or other charges payable under this Loan Agreement are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge such Borrower, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to such Borrower.

      5.    COLLATERAL.

            (a)   GRANT OF SECURITY INTEREST TO LENDER.

                  As security for the payment of all Loans now or in the future made by Lender to Borrowers hereunder and for the payment or other satisfaction of all other Liabilities, each Borrower hereby assigns to Lender and grants to Lender a continuing security interest in all tangible and intangible personal property assets of such Borrower (excluding the UPS Equipment and the GE Equipment), whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, including without limitation: (i) all Accounts (whether or not Eligible Accounts) and all Goods whose sale, lease or other disposition by such Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, such Borrower; (ii) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contract rights, payment intangibles, security interests, security deposits and rights to indemnification); (iii) all Inventory (whether or not Eligible Inventory); (iv) all Goods (other than Inventory), including, without limitation, Equipment and vehicles; (v) all Investment Property; (vi) all Deposit Accounts, bank accounts, deposits and cash; (vii) all Letter-of-Credit Rights; (viii) Commercial Tort Claims listed on Schedule 11(g) hereto; (ix) any other property of such Borrower now or hereafter in the possession, custody or control of Lender or any agent or any parent, affiliate or subsidiary of Lender or any participant with Lender in the Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (x) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of such Borrower's books and records relating to any of the foregoing and to such Borrower's business.

            (b)   OTHER SECURITY.

                  Lender, in its sole discretion, without waiving or releasing any obligation, liability or duty of a Borrower under the Loan Documents or any Event of Default, may at any time or times hereafter, but shall not be obligated to, pay, acquire or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person in, upon or against the Collateral. All sums paid by Lender in respect thereof and all costs, fees and expenses including, without limitation, reasonable attorney fees, all court costs and all other charges relating thereto incurred by Lender shall constitute Liabilities, payable by Borrowers to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

            (c)   POSSESSORY COLLATERAL.

                  Immediately upon a Borrower's receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Tangible Chattel Paper and any Investment Property consisting of certificated securities, such Borrower shall deliver the original thereof to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance acceptable to Lender). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as each Borrower's attorney and agent-in-fact, to endorse or assign the same on such Borrower's behalf.

            (d)   ELECTRONIC CHATTEL PAPER.

                  To the extent that a Borrower obtains or maintains any Electronic Chattel Paper, such Borrower shall create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that
(i) a single authoritative copy of the record or records exists which is unique, identifiable and except as otherwise provided in clauses (iv), (v) and (vi) below, unalterable, (ii) the authoritative copy identifies Lender as the assignee of the record or records, (iii) the authoritative copy is communicated to and maintained by the Lender or its designated custodian, (iv) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of Lender, (v) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (vi) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

      6.    PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS
            THEREIN.

            Each Borrower hereby irrevocably authorizes Lender to file such Uniform Commercial Code financing statements, amendments, renewals and assignments thereof, as Lender deems reasonably necessary, consistent with the rights privileges and security interests afforded to Lender hereunder and shall, at Lender's request, at any time and from time to time, authenticate, execute and deliver to Lender, or authorize Lender to file, such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things or cause third parties to do such other acts and things as Lender may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the Liabilities, and in order to facilitate the collection of the Collateral. Each Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as such Borrower's true and lawful attorney and agent-in-fact to execute and file such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Lender's security interest in the Collateral. Each Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Loan Agreement or of a financing statement shall be sufficient as a financing statement, each Borrower further ratifies and confirms the prior filing by Lender of any and all financing statements which identify such Borrower as debtor, Lender as secured party and any or all Collateral as collateral.

      7.    POSSESSION OF COLLATERAL AND RELATED MATTERS.

            Until an Event of Default has occurred, each Borrower shall have the right, except as otherwise provided in this Loan Agreement, in the ordinary course of such Borrower's business, to (a) sell, lease or furnish under contracts of service any of such Borrower's Inventory normally held by such Borrower for any such purpose; and (b) use and consume any raw materials, work in process or other materials normally held by such Borrower for such purpose; provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by such Borrower.

      8.    COLLECTIONS.

            (a) Each Borrower shall direct all of its Account Debtors to make all payments on the Accounts directly to a post office box (the "LOCK BOX") designated by, and under the exclusive control of, Lender at LaSalle Bank. Each Borrower shall establish an account (the "LOCK BOX ACCOUNT") in Lender's name with LaSalle Bank, into which all payments received in the Lock Box shall be deposited, and into which such Borrower will immediately deposit all payments received by such Borrower on Accounts in the identical form in which such payments were received, whether by cash or check. If a Borrower, any Affiliate or Subsidiary, any shareholder, officer, director, employee or agent of a Borrower or any Affiliate or Subsidiary, or any other Person acting for or in concert with a Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as Proceeds of Accounts or other Collateral, such Borrower and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Lender and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lock Box Account. LaSalle Bank, or such other financial institution with which the Lock Box Account is established shall acknowledge and agree, in a manner satisfactory to Lender, that the amounts on deposit in such Lock Box and Lock Box Account are the sole and exclusive property of Lender, that such financial institution will follow the instructions of Lender with respect to disposition of funds in the Lock Box and Lock Box Account without further consent from Borrowers, that such financial institution has no right to setoff against the Lock Box or Lock Box Account or against any other account maintained by such financial institution into which the contents of the Lock Box or Lock Box Account are transferred, and that such financial institution shall wire, or otherwise transfer in immediately available funds to Lender in a manner satisfactory to Lender, funds deposited in the Lock Box Account on a daily basis as such funds are collected. Each Borrower agrees that all payments made to such Lock Box Account or otherwise received by Lender, whether in respect of the Accounts or as Proceeds of other Collateral or otherwise, will be applied on account of the Liabilities in accordance with the terms of this Loan Agreement. Each Borrower agrees to pay all fees, costs and expenses in connection with opening and maintaining the Lock Box and Lock Box Account. All of such fees, costs and expenses if not paid by a Borrower, may be paid by Lender and in such event all amounts paid by Lender shall constitute Liabilities hereunder, shall be payable to Lender by Borrowers upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder. All checks, drafts, instruments and other items of payment or Proceeds of Collateral shall be endorsed by the applicable Borrower to Lender, and, if that endorsement of any such item shall not be made for any reason, Lender is hereby irrevocably authorized to endorse the same on such Borrower's behalf. For the purpose of this section, each Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as such Borrower's true and lawful attorney and agent-in-fact (i) to endorse such Borrower's name upon said items of payment and/or Proceeds of Collateral and upon any Chattel Paper, Document, Instrument, invoice or similar document or agreement relating to any Account of such Borrower or Goods pertaining thereto;
(ii) to take control in any manner of any item of payment or Proceeds thereof and (iii) to have access to any lock box or postal box into which any of such Borrower's mail is deposited, and open and process all mail addressed to such Borrower and deposited therein.

            (b) Lender may, at any time and from time to time, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Liabilities, (i) enforce collection of any of Borrowers' Accounts or other amounts owed to a Borrower by suit or otherwise; (ii) exercise all of such Borrower's rights and remedies with respect to proceedings brought to collect any Accounts or other amounts owed to such Borrower; (iii) surrender, release or exchange all or any part of any Accounts or other amounts owed to such Borrower, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any Account of such Borrower or other amount owed to such Borrower upon such terms, for such amount and at such time or times as Lender deems advisable;
(v) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or other similar document against any Account Debtor or other Person obligated to such Borrower; and (vi) do all other acts and things which are necessary, in Lender's sole discretion, to fulfill such Borrower's obligations under the Loan Documents and to allow Lender to collect the Accounts or other amounts owed to such Borrower. In addition to any other provision hereof, Lender may at any time, whether before or after the occurrence of an Event of Default, at Borrowers' expense, notify any parties obligated on any of the Accounts to make payment directly to Lender of any amounts due or to become due thereunder.

            (c) For purposes of calculating interest and fees, Lender shall, within two (2) Business Days after receipt by Lender at its office in Chicago, Illinois of (i) checks and (ii) cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral, apply the whole or any part of such collections or Proceeds against the Liabilities in such order as Lender shall determine in its sole discretion. For purposes of determining the amount of Loans available for borrowing purposes, checks and cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral shall be applied in whole or in part against the Liabilities, in such order as Lender shall determine in its sole discretion, on the day of receipt, subject to actual collection.

            (d) On a monthly basis, Lender shall deliver to Borrowers an account statement showing all Loans, charges and payments, which shall be deemed final, binding and conclusive upon Borrowers unless a Borrower notifies Lender in writing, specifying any error therein, within thirty (30) days of the date such account statement is sent to Borrowers and any such notice shall only constitute an objection to the items specifically identified.

      9.    COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.

            (a)   DAILY REPORTS.

                  Each Borrower shall deliver to Lender an executed daily loan report and certificate in Lender's then current form on each day on which such Borrower requests a Revolving Loan, and in any event at least once each week, which shall be accompanied by copies of such Borrower's sales journal, cash receipts journal and credit memo journal for the relevant period. Such report shall reflect the activity of such Borrower with respect to Accounts for the immediately preceding week, and shall be in a form and with such specificity as is satisfactory to Lender and shall contain such additional information concerning Accounts and Inventory as may be requested by Lender including, without limitation, but only if specifically requested by Lender, copies of all invoices prepared in connection with such Accounts.

            (b)   MONTHLY REPORTS.

                  Borrowers shall deliver to Lender in form satisfactory to Lender in its sole discretion, in addition to any other reports requested by Lender from time to time, as soon as practicable and in any event: (i) within twenty (20) days after the end of each month, (A) a detailed trial balance of each Borrower's Accounts aged per invoice date, in form and substance reasonably satisfactory to Lender including, without limitation, the names and addresses of all Account Debtors of each Borrower, (B) a summary and detail of accounts payable (such Accounts and accounts payable divided into such time intervals as Lender may require in its sole discretion), including a listing of any held checks, and (C) a schedule identifying in detail the aged accounts payable of each Borrower to all dairy product suppliers, whether located in Vermont or otherwise; and (ii) within twenty (20) days after the end of each month, the general ledger inventory account balance, a perpetual inventory report and Lender's standard form of Inventory report then in effect or the form most recently requested from Borrowers by Lender, for each Borrower by each category of Inventory, together with a description of the monthly change in each category of Inventory.

            (c)   FINANCIAL STATEMENTS.

                  Borrowers shall deliver to Lender the following financial information, all of which shall be prepared in accordance with GAAP, consistently applied, and shall be accompanied by a compliance certificate in the form of Exhibit 9(c) hereto, which compliance certificate shall include a calculation of all financial covenants contained in this Loan Agreement: (i) no later than thirty (30) days after each calendar month, copies of internally prepared financial statements, including, without limitation, balance sheets and statements of income, retained earnings and cash flow of Borrowers on a consolidated and consolidating basis, certified by the Chief Financial Officer of each Borrower (except with respect to such financial statements for the calendar month ending October 31, 2004, which financial statements shall be delivered to Lender on or before December 15, 2004); and (ii) no later than ninety (90) days after the end of each of Borrowers' Fiscal Years, audited annual financial statements on a consolidated and consolidating basis with an unqualified opinion by independent certified public accountants selected by Borrowers and reasonably satisfactory to Lender, which financial statements shall be accompanied by (A) copies of any management letters sent to a Borrower by such accountants and (B) to the extent that such accountants will agree to provide the same, a letter from such accountants acknowledging that they are aware that a primary intent of Borrowers in obtaining such financial statements is to influence Lender and that Lender is relying upon such financial statements in connection with the exercise of its rights hereunder and.

            (d)   ANNUAL PROJECTIONS.

                  As soon as practicable and in any event at least thirty (30) days prior to the beginning of each Fiscal Year, Borrowers shall deliver to Lender projected balance sheets, statements of income and cash flow for Borrowers on a consolidated and consolidating basis (the "PROJECTIONS"), for each of the twelve (12) months during such Fiscal Year, which shall include the assumptions used therein, together with appropriate supporting details as reasonably requested by Lender.

            (e)   EXPLANATION OF BUDGETS AND PROJECTIONS.

                  In conjunction with the delivery of the annual presentation of projections or budgets referred to in subsection 9(d) above, Borrowers shall deliver a letter signed by the President or a Vice President of each Borrower and by the Treasurer or Chief Financial Officer of each Borrower, describing, comparing and analyzing, in detail, all changes and developments between the anticipated financial results included in such projections or budgets and the historical financial statements of Borrowers.

            (f)   PUBLIC REPORTING.

                  Immediately upon the filing thereof, each Borrower shall deliver to Lender copies of all registration statements and annual, quarterly, monthly or other regular reports which such Borrower or any of its Subsidiaries files with the Securities and Exchange Commission, as well as promptly providing to Lender copies of any reports and proxy statements delivered to its shareholders.

            (g)   OTHER INFORMATION.

                  Promptly following request therefor by Lender, Borrowers shall deliver to Lender such other business or financial data, reports, appraisals and projections as Lender may reasonably request or as may be delivered by any Borrower pursuant to the UPS Debt Documents and the Intercreditor Documents.

      10.   TERMINATION.

            THIS LOAN AGREEMENT SHALL BE IN EFFECT FROM THE DATE HEREOF UNTIL DECEMBER 2, 2009 (THE "TERM") UNLESS (A) LENDER MAKES DEMAND FOR REPAYMENT PRIOR TO THE END OF THE TERM, IN ACCORDANCE WITH THE TERMS OF THIS LOAN AGREEMENT; (B) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO SECTION 16 HEREOF; OR
(C) A BORROWER ELECTS TO TERMINATE THIS LOAN AGREEMENT PRIOR TO THE END OF THE TERM BY GIVING LENDER WRITTEN NOTICE OF SUCH ELECTION AT LEAST THIRTY (30) DAYS PRIOR TO SUCH EARLY TERMINATION, SUBJECT TO PAYMENT OF THE APPLICABLE PREPAYMENT FEE AND PAYMENT OF ALL OF THE LIABILITIES IN FULL. If one or more of the events specified in clauses (A), (B) and (C) occurs or this Loan Agreement otherwise expires, then (i) Lender shall not make any additional Loans on or after the date identified as the date on which the Liabilities are to be repaid; and (ii) this Loan Agreement shall terminate on the date thereafter that the Liabilities are paid in full. At such time as Borrowers have repaid all of the Liabilities and this Loan Agreement has terminated, each Borrower shall deliver to Lender a release, in form and substance satisfactory to Lender, of all obligations and liabilities of Lender and its officers, directors, employees, agents, parents, subsidiaries and affiliates to such Borrower, and if such Borrower is obtaining new financing from another lender, such Borrower shall deliver such lender's indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to such Borrower's account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to such Borrower's account. If, during the term of this Loan Agreement, Borrowers prepay all of the Liabilities and this Loan Agreement is terminated, Borrowers jointly and severally agree to pay to Lender as a prepayment fee, in addition to the payment of all other Liabilities, an amount equal to (i) one and three quarters of one percent (1.75%) of the Maximum Loan Limit if such prepayment occurs within one (1) year of the Closing Date, and (ii) three quarters of one percent (0.75%) of the Maximum Loan Limit if such prepayment occurs after one (1) year, but within three (3) years, of the Closing Date; provided that, notwithstanding the foregoing, Borrowers may prepay up to $500,000 of Term Loan B without being subject to any prepayment fee.

      11.   REPRESENTATIONS AND WARRANTIES.

            Each Borrower hereby represents and warrants to Lender, which representations and warranties (whether appearing in this Section 11 or elsewhere) shall be true at the time of Borrowers' execution hereof and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full and satisfaction of all the Liabilities and termination of this Loan Agreement, and shall be deemed remade by each Borrower at the time each Loan is made pursuant to this Loan Agreement.

            (a)   FINANCIAL STATEMENTS AND OTHER INFORMATION.

                  The financial statements and other information delivered or to be delivered by Borrowers to Lender at or prior to the date of this Loan Agreement accurately reflect the financial condition of Borrowers, and there has been no adverse change in the financial condition, the operations or any other status of a Borrower since the date of the financial statements delivered to Lender most recently prior to the date of this Loan Agreement. All written information now or heretofore furnished by each Borrower to Lender is true and correct as of the date with respect to which such information was furnished.

            (b)   LOCATIONS.

                  The office where each Borrower keeps its books, records and accounts (or copies thereof) concerning the Collateral, each Borrower's principal place of business and all of each Borrower's other places of business, locations of Collateral and post office boxes and locations of bank accounts are as set forth in Exhibit A and at other locations within the continental United States of which Lender has been advised by a Borrower in accordance with subsection 12(b)(i). The Collateral, including, without limitation, the Equipment (except any part thereof which a Borrower shall have advised Lender in writing consists of Collateral normally used in more than one state) is kept, or, in the case of vehicles, based, only at the addresses set forth on Exhibit A, and at other locations within the continental United States of which Lender has been advised by a Borrower in writing in accordance with subsection 12(b)(i) hereof.

            (c)   LOANS BY BORROWER.

                  No Borrower will make any loans or advances to any Affiliate or other Person, and no such loans or advances are presently outstanding, except for advances authorized hereunder to employees, officers and directors of such Borrower for travel and other expenses arising in the ordinary course of such Borrower's business and loans permitted pursuant to subsection 13(f) hereof.

            (d)   ACCOUNTS AND INVENTORY.

                  Each Account or item of Inventory which a Borrower shall, expressly or by implication, request Lender to classify as an Eligible Account or as Eligible Inventory, respectively, shall, as of the time when such request is made, conform in all respects to the requirements of such classification as set forth in the respective definitions of "Eligible Account" and "Eligible Inventory" as set forth herein and as otherwise established by Lender from time to time.

            (e)   LIENS.

                  Each Borrower is the lawful owner of all Collateral now purportedly owned or hereafter purportedly acquired by such Borrower, free from all liens, claims, security interests and encumbrances whatsoever, whether voluntarily or involuntarily created and whether or not perfected, including, without limitation, and liens, security interest or encumbrances arising out of the FSA, the Vermont Producer's Lien Statute, or any law, regulation, rule, policies, guidelines, orders or directives relating to food or any food product, other than the Permitted Liens.

            (f)   ORGANIZATION, AUTHORITY AND NO CONFLICT.

                  Lucille is a corporation, duly organized, validly existing and in good standing in the State of Delaware, its state organizational identification number is 0831030 and such Borrower is duly qualified and in good standing in all jurisdictions where the failure to so qualify or be in good standing would have a Material Adverse Effect. Lucille Vermont is a corporation, duly organized, validly existing and in good standing in the State of Vermont, its state organizational identification number is 52441 and such Borrower is duly qualified and in good standing in all jurisdictions where the failure to so qualify or be in good standing would have a Material Adverse Effect. Each Borrower has the right and power and is duly authorized and empowered to enter into, execute and deliver the Loan Documents and perform its obligations hereunder and thereunder. Each Borrower's execution, delivery and performance of the Loan Documents does not conflict with the provisions of the organizational documents of such Borrower, any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on such Borrower, and each Borrower's execution, delivery and performance of the Loan Documents shall not result in the imposition of any lien or other encumbrance upon any of such Borrower's property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which such Borrower or any of its property may be bound or affected, other than in favor of Lender.

            (g)   LITIGATION.

                  There are no actions or proceedings which are pending or threatened against a Borrower which might have a Material Adverse Effect on such Borrower, and each Borrower shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to Lender. No Borrower has any Commercial Tort Claims pending other than those set forth on Schedule 11(g) hereto as Schedule 11(g) may be amended from time to time.

            (h)   COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS.

                  Except as set forth in Schedule 11(h) attached hereto, each Borrower has obtained all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on such Borrower. Each Borrower is in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure to comply with which would have a Material Adverse Effect on such Borrower.

            (i)   AFFILIATE TRANSACTIONS.

                  Except as set forth on Schedule 11(i) hereto or as permitted pursuant to subsection 11(c) hereof, no Borrower is conducting, permitting or suffering to be conducted, transactions with any Affiliate other than transactions with Affiliates for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favorable to such Borrower than the terms upon which such transactions would have been made had they been made to or with a Person that is not an Affiliate.

            (j)   NAMES AND TRADE NAMES.

                  Each Borrower's name has always been as set forth on the first page of this Loan Agreement and no Borrower uses trade names, assumed names, fictitious names or division names in the operation of its business, except as set forth on Schedule 11(j) hereto.

            (k)   EQUIPMENT.

                  Except as set forth on Schedule 11(k), each Borrower has good and indefeasible and merchantable title to and ownership of all of its Equipment.

            (l)   ENFORCEABILITY.

                  The Loan Documents to which a Borrower is a party are the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

            (m)   SOLVENCY.

                  Each Borrower is, after giving effect to the transactions contemplated hereby, solvent, able to pay its debts as they become due, has capital sufficient to carry on its business, now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and has not been and will not be rendered insolvent by the execution, delivery and consummation of the transactions contemplated by (i) the UPS Debt Documents, (ii) the Intercreditor Documents, and/or (iii) this Loan Agreement or any of the Other Agreements.

            (n)   INDEBTEDNESS.

                  Except as set forth on Schedule 11(n) hereto, no Borrower is obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans, Permitted Indebtedness, and unsecured indebtedness to trade creditors arising in the ordinary course of such Borrower's business.

            (o)   MARGIN SECURITY AND USE OF PROCEEDS.

                  No Borrower owns any margin securities, and none of the proceeds of the Loans hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time. The proceeds of the Loans (other than the Capital Expenditure Loans) shall be used (i) to repay existing indebtedness, (ii) to pay fees and expenses of Borrowers in connection with the closing of the transactions contemplated by this Loan Agreement, and
(iii) for each Borrower's general working capital purposes.

            (p)   PARENT, SUBSIDIARIES AND AFFILIATES.

                  Except as set forth on Schedule 11(p) hereto, no Borrower has any Parents, Subsidiaries or other Affiliates or divisions, nor is any Borrower engaged in any joint venture or partnership with any other Person.

            (q)   NO DEFAULTS.

                  No Borrower is in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor does any Borrower know of any dispute regarding any contract, lease or commitment which would have a Material Adverse Effect on such Borrower.

            (r)   EMPLOYEE MATTERS.

                  There are no controversies pending or threatened between a Borrower and any of its employees, agents or independent contractors other than employee grievances arising in the ordinary course of business which would not, in the aggregate, have a Material Adverse Effect on such Borrower, and each Borrower is in compliance with all federal and state laws respecting employment and employment terms, conditions and practices except for such non-compliance which would not have a Material Adverse Effect on such Borrower. No labor contract is scheduled to expire during the Term.

            (s)   INTELLECTUAL PROPERTY.

                  Each Borrower possesses adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade styles and trade names to continue to conduct its business as heretofore conducted by it.

            (t)   ENVIRONMENTAL MATTERS.

                  Except as set forth on Schedule 11(t) hereto, (i) no Borrower has generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates any Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of each Borrower comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder, (ii) there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any Governmental Authority or any other Person, nor is any pending or to the best of each Borrower's knowledge threatened with respect to any non-compliance with or violation of the requirements of any Environmental Law by a Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects a Borrower or its business, operations or assets or any properties at which a Borrower has transported, stored or disposed of any Hazardous Materials, and (iii) no Borrower has any material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

            (u)   ERISA MATTERS.

                  Each Borrower has paid and discharged all obligations and liabilities arising under ERISA of a character which, if unpaid or unperformed, might result in the imposition of a lien against any of its properties or assets.

            (v)   CONDUCT OF BUSINESS.

                  Upon and after the Closing Date, no Borrower proposes to engage in any business other than the manufacturing, marketing and sale of cheese, cheese products and other related dairy products, and activities necessary to conduct such business. As of the date of execution of this Loan Agreement, Borrowers will own and possess all of the rights and consents necessary for the conduct of the business of Borrowers.

            (w)   FOOD SECURITY ACT NOTICES.

                  Prior to purchasing any Farm Products produced in a state that has established a central filing system certified in accordance with the FSA, each Borrower will promptly register with such state's Secretary of State to receive FSA Notices (with such registration providing for FSA Notices to be sent directly to such Borrower and Lender, to the extent permitted by the relevant jurisdiction). Schedule 11(w) sets forth a list of all FSA Notices that each Borrower has received during the past 12 months, copies of all of which have been delivered to Lender prior to the execution of this Loan Agreement. If any Borrower receives an FSA Notice after the Closing Date, it will immediately (i.e., on the same day it receives such FSA Notice) notify Lender of the same by delivering a written copy thereof to Lender by facsimile and/or overnight courier. Each Borrower will make all payments for the purchase of Farm Products in accordance with any payment obligations imposed by an FSA Creditor as conditions for the waiver or release of such FSA Creditor's security interests. Each Borrower has reviewed and will continue to review all order acknowledgements, invoices and other documents received from FSA Suppliers to ascertain whether they include or otherwise constitute FSA Notices required to be disclosed to Lender.

            (x)   FARM PRODUCTS SUPPLIER INFORMATION AND RELATED MATTERS.

                  Schedule 11(x) lists the names of all of Borrowers' current Farm Product Suppliers, and Farm Product Suppliers in the past twelve (12) months, to the extent that Borrowers know or are able to determine the identity of such Farm Product Suppliers. Following the occurrence of an Event of Default under this Loan Agreement, Lender may conduct, at the sole cost and expense of Borrowers, UCC searches on a periodic basis against such Farm Product Suppliers (and additional suppliers, if any) as Lender deems appropriate. In addition, Lender may conduct at the sole cost and expense of Borrowers, UCC searches on a periodic basis against Farm Product Suppliers as to which FSA Notices have been received. Each Borrower will use its commercial best efforts to provide Lender with waivers ("FSA WAIVERS") in form and substance satisfactory to Lender, from all Farm Product Suppliers and their respective FSA Creditors from which FSA Notices have been received and as to which the special payment instructions required by such Farm Product Suppliers or FSA Creditors, as the case may be, have not been complied with.

            (y)   VERMONT PRODUCER'S LIEN NOTICES.

                  Neither Borrower is subject to any Producer's Lien, nor has either Borrower been subject to a Producer's Lien at any time during the past 12 months. If any Borrower receives notice of a Producer's Lien after the Closing Date, it will immediately (i.e., on the same day it receives such notice) notify Lender of the same by delivering a written copy thereof to Lender by facsimile and/or overnight courier. Each Borrower will make all payments for the purchase of dairy products from producers (as defined in VPLS) in accordance with all payment obligations and terms imposed by such producers. Lender may conduct, at the sole cost and expense of Borrowers, Producer's Lien searches on a periodic basis against Borrowers as Lender deems appropriate.

      12.   AFFIRMATIVE COVENANTS.

            Until payment and satisfaction in full of all Liabilities and termination of this Loan Agreement, unless Borrowers obtain Lender's prior written consent waiving or modifying any of Borrowers' covenants hereunder in any specific instance, each Borrower covenants and agrees as follows:

            (a)   MAINTENANCE OF RECORDS.

                  Each Borrower shall at all times keep accurate and complete books, records and accounts with respect to all of such Borrower's business activities, in accordance with sound accounting practices and GAAP consistently applied, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on Exhibit A.

            (b)   NOTICES.

                  Each Borrower shall:

                  (i) Locations. Promptly (but in no event less than ten (10) days prior to the occurrence thereof) notify Lender of the proposed opening of any new place of business or new location of Collateral, the closing of any existing place of business or location of Collateral, any change of in the location of such Borrower's books, records and accounts (or copies thereof), the opening or closing of any post office box, the opening or closing of any bank account or, if any of the Collateral consists of Goods of a type normally used in more than one state, the use of any such Goods in any state other than a state in which such Borrower has previously advised Lender that such Goods will be used.

                  (ii) Eligible Accounts and Inventory. Promptly upon becoming aware thereof, notify Lender if any Account or Inventory identified by such Borrower to Lender as an Eligible Account or Eligible Inventory becomes ineligible for any reason.

                  (iii) Litigation and Proceedings. Promptly upon becoming aware thereof, notify Lender of any actions or proceedings which are pending or threatened against such Borrower which might have a Material Adverse Effect on such Borrower and of any Commercial Tort Claims of such Borrower which may arise, which notice shall constitute such Borrower's authorization to amend Exhibit C to add such Commercial Tort Claim.

                  (iv) Names and Trade Names. Notify Lender within ten (10) days of the change of its name or the use of any trade name, assumed name, fictitious name or division name not previously disclosed to Lender in writing.

                  (v) ERISA Matters. Promptly notify Lender of (x) the occurrence of any Reportable Event which might result in the termination by the Pension Benefit Guaranty Corporation (the "PBGC") of any employee benefit plan ("PLAN") covering any officers or employees of such Borrower, any benefits of which are, or are required to be, guaranteed by the PBGC,
      (y) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor or (z) its intention to terminate or withdraw from any Plan.

                  (vi) Environmental Matters. Immediately notify Lender upon becoming aware of any investigation, proceeding, complaint, order, directive, claim, citation or notice with respect to any non-compliance with or violation of the requirements of any Environmental Law by such Borrower or the generation, use, storage, treatment, transportation, manufacture handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter which affects such Borrower or its business operations or assets or any properties at which such Borrower has transported, stored or disposed of any Hazardous Materials.

                  (vii) Default; Material Adverse Change. Promptly advise Lender of any material adverse change in the business, property, assets, prospects, operations or condition, financial or otherwise, of such Borrower, the occurrence of any Event of Default hereunder, under the UPS Debt Documents or the Intercreditor Documents, or the occurrence of any event which, if uncured, will become an Event of Default after notice or lapse of time (or both), under any of the aforementioned documents.

All of the foregoing notices shall be provided by Borrowers to Lender in writing.

            (c)   COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS.

                  Each Borrower shall maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on such Borrower and each Borrower shall remain in compliance with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure with which to comply would have a Material Adverse Effect on such Borrower. Following any determination by Lender that there is non-compliance, or any condition which requires any action by or on behalf of a Borrower in order to avoid non-compliance, with any Environmental Law, at such Borrower's expense cause an independent environmental engineer acceptable to Lender to conduct such tests of the relevant site(s) as are appropriate and prepare and deliver a report setting forth the results of such tests, a proposed plan for remediation and an estimate of the costs thereof.

            (d)   INSPECTION AND AUDITS.

                  Each Borrower shall permit Lender, or any Persons designated by it, to call at such Borrower's places of business at any reasonable times, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from such Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to such Borrower's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning such Borrower's business as Lender may consider reasonable under the circumstances, including verifications with account debtors of such Borrower. Each Borrower shall furnish to Lender such information relevant to Lender's rights under the Loan Documents as Lender shall at any time and from time to time request. Lender, through its officers, employees or agents shall have the right, at any time and from time to time, in Lender's name, to verify the validity, amount or any other matter relating to any of such Borrower's Accounts, by mail, telephone, telecopy, electronic mail, or otherwise. Each Borrower authorizes Lender to discuss the affairs, finances and business of such Borrower with any officers, employees or directors of such Borrower or with its Parent or any Affiliate or the officers, employees or directors of its Parent or any Affiliate, and to discuss the financial condition of such Borrower with such Borrower's independent public accountants. Any such discussions shall be without liability to Lender or to Borrowers' independent public accountants. Borrowers shall pay to Lender all customary fees (currently $750 per person per day) and all costs and out-of-pocket expenses incurred by Lender in the exercise of its rights hereunder, including, but not limited to airfare, lodging and meals, and all of such fees, costs and expenses shall constitute Liabilities hereunder, shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

            (e)   INSURANCE.

                  Each Borrower shall:

                  (i) Keep the Collateral properly housed and insured for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of such Borrower, with such companies, in such amounts, with such deductibles, and under policies in such form, as shall be satisfactory to Lender including, without limitation, business interruption insurance. Original (or certified) copies of such policies of insurance have been or shall be, within ninety (90) days of the date hereof, delivered to Lender, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance acceptable to Lender, showing loss under such insurance policies payable to Lender. Such endorsement, or an independent instrument furnished to Lender, shall provide that the insurance company shall give Lender at least thirty (30) days written notice before any such policy of insurance is altered or canceled and that no act, whether willful or negligent, or default of such Borrower or any other Person shall affect the right of Lender to recover under such policy of insurance in case of loss or damage. In addition, each Borrower shall cause to be executed and delivered to Lender an assignment of proceeds of its business interruption insurance policies. Each Borrower hereby directs all insurers under all policies of insurance to pay all proceeds payable thereunder directly to Lender. Each Borrower irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by Lender) as such Borrower's true and lawful attorney (and attorney-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance.

                  (ii) Maintain, at its expense, such public liability and third party property damage insurance as is customary for Persons engaged in businesses similar to that of such Borrower with such companies and in such amounts, with such deductibles and under policies in such form as shall be satisfactory to Lender and original (or certified) copies of such policies have been or shall be delivered to Lender prior to the execution of this Loan Agreement, together with evidence of payment of all premiums therefor; each such policy shall contain an endorsement showing Lender as additional insured thereunder and providing that the insurance company shall give Lender at least thirty (30) days written notice before any such policy shall be altered or canceled.

                  (iii) Maintain, at its expense, key person life insurance on the life of Jay Rosengarten, with an insurance company acceptable to Lender, in the amount of at least $1,000,000. Such policy and the death benefits to be paid thereunder shall be assigned to Lender for its benefit as collateral security for the payment of the Liabilities pursuant to a collateral assignment of life insurance policy in form and substance acceptable to Lender, and such assignment shall be duly recorded with the applicable life insurance company.

If a Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium relating thereto, then Lender, without waiving or releasing any obligation or default by Borrowers hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Lender deems advisable. Such insurance, if obtained by Lender, may, but need not, protect such Borrower's interests or pay any claim made by or against such Borrower with respect to the Collateral. Such insurance may be more expensive than the cost of insurance such Borrower may be able to obtain on its own and may be cancelled only upon such Borrower providing evidence that it has obtained the insurance as required above. All sums disbursed by Lender in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute Loans hereunder, shall be payable on demand by Borrowers to Lender and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

            (f)   COLLATERAL.

                  Each Borrower shall keep the Collateral in good condition, repair and order and shall make all necessary repairs to the Equipment and replacements thereof so that the operating efficiency and the value thereof shall at all times be preserved and maintained. Each Borrower shall permit Lender to examine any of the Collateral at any time and wherever the Collateral may be located and, each Borrower shall, immediately upon request therefor by Lender, deliver to Lender any and all evidence of ownership of any of the Equipment including, without limitation, certificates of title and applications of title. Each Borrower shall, at the request of Lender, indicate on its records concerning the Collateral a notation, in form satisfactory to Lender, of the security interest of Lender hereunder.

            (g)   USE OF PROCEEDS.

                  All monies and other property obtained by a Borrower from Lender pursuant to this Loan Agreement shall be used solely for business purposes of such Borrower. Borrowers shall not use proceeds of Loans hereunder in excess of $100,000 per Fiscal Year for the purpose of funding hard or soft costs associated with the purchase, improvement, development, design, repair, or replacement of real property or fixtures.

            (h)   TAXES.

                  Each Borrower shall file all required tax returns and pay all of its taxes when due, including, without limitation, taxes imposed by federal, state or municipal agencies, and shall cause any liens for taxes to be promptly released; provided, that such Borrower shall have the right to contest the payment of such taxes in good faith by appropriate proceedings and diligently pursued, and for which adequate reserves in conformity with GAAP, consistently applied, with respect thereto have been established to the reasonable satisfaction of Lender, so long as (i) the amount so contested is shown on such Borrower's financial statements; (ii) the contesting of any such payment does not give rise to a lien for taxes; (iii) such Borrower keeps on deposit with Lender (such deposit to be held without interest) an amount of money which, in the sole judgment of Lender, is sufficient to pay such taxes and any interest or penalties that may accrue thereon; and (iv) if such Borrower fails to prosecute such contest with reasonable diligence, Lender may apply the money so deposited in payment of such taxes. If a Borrower fails to pay any such taxes and in the absence of any such contest by such Borrower, Lender may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any lien therefor, and any sums so advanced by Lender shall constitute Loans hereunder, shall be payable by such Borrower to Lender on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

            (i)   INTELLECTUAL PROPERTY.

                  Each Borrower shall maintain adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and trade names to continue its business as heretofore conducted by it or as hereafter conducted by it.

            (j)   CHECKING ACCOUNTS.

                  Each Borrower shall maintain its general checking/controlled disbursement account with LaSalle Bank. Normal charges shall be assessed thereon. Although no compensating balance is required, each Borrower must keep monthly balances in order to merit earnings credits which will cover LaSalle Bank's service charge for demand deposit account activities. In addition, each Borrower shall enter into agreements with LaSalle Bank for standard cash management services, and such Borrower shall be responsible for all normal charges assessed thereon.

            (k) PATRIOT ACT, BANK SECRECY ACT AND OFFICE OF FOREIGN ASSETS CONTROL.

                  As required by federal law and the Lender's policies and practices, Lender may need to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services and each Borrower agrees to provide such information. In addition, and without limiting the foregoing sentence, each Borrower shall (a) ensure, and cause each Subsidiary to ensure, that no Person who owns a controlling interest in or otherwise controls any Borrower or any Subsidiary is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each Subsidiary to comply, with all applicable Bank Secrecy Act ("BSA") laws and regulations, as amended.

            (l)   FARM PRODUCT SUPPLIERS.

                  Each Borrower shall promptly (but in no event less than ten
(10) days prior to the occurrence thereof) notify Lender of such Borrower's intention to purchase Farm Products from a Farm Product Supplier other than one of the Farm Product Suppliers set forth on Schedule 11(x).

      13.   NEGATIVE COVENANTS.

            Until payment and satisfaction in full of all Liabilities and termination of this Loan Agreement, unless Borrowers obtain Lender's prior written consent waiving or modifying any of Borrowers' covenants hereunder in any specific instance, each Borrower agrees as follows:

            (a)   GUARANTIES.

                  No Borrower shall assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person other than obligations arising under this Loan Agreement, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business.

            (b)   INDEBTEDNESS.

                  No Borrower shall create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans, except that a Borrower may (i) borrow money from a Person other than Lender on an unsecured and subordinated basis if a subordination agreement in favor of Lender and in form and substance satisfactory to Lender is executed and delivered to Lender relative thereto; (ii) maintain its present indebtedness listed on Schedule 11(n) hereto; (iii) incur unsecured indebtedness to trade creditors in the ordinary course of business; (iv) incur purchase money indebtedness or capitalized lease obligations in connection with Capital Expenditures permitted pursuant to subsection 14(c) hereof; (v) incur operating lease obligations requiring payments not to exceed Fifty Thousand and 00/100 Dollars ($50,000.00) in the aggregate during any Fiscal Year of Borrowers; provided however, that, with respect to operating lease obligations for motor vehicles used for the transport and delivery of Borrowers' raw materials, Inventory and finished goods, such payment limitation shall be Four Hundred Thousand and 00/100 Dollars ($400,000.00) for any Fiscal Year of Borrowers; and
(vi) make payments on account of the Permitted Indebtedness, in accordance with the Intercreditor Documents, as applicable; provided, however, that notwithstanding anything to the contrary contained herein and in the St. Albans Subordination Agreement, if Borrowers raise in excess of $6,000,000 in new equity capital, fifty percent (50%) of the amount of new equity capital in excess of such $6,000,000 may be utilized to make payments on account of the Long Term St. Albans Payable.

            (c)   LIENS.

                  No Borrower shall grant or permit to exist (voluntarily or involuntarily) any lien, claim, security interest or other encumbrance whatsoever on any of its assets, other than Permitted Liens.

            (d) MERGERS, SALES, ACQUISITIONS, SUBSIDIARIES AND OTHER TRANSACTIONS OUTSIDE THE ORDINARY COURSE OF BUSINESS.

                  No Borrower shall (i) enter into any merger or consolidation;
(ii) change its state of organization or enter into any transaction which has the effect of changing its state of organization (iii) sell, lease or otherwise dispose of any of its assets other than in the ordinary course of business; (iv) purchase the stock, other equity interests or all or a material portion of the assets of any Person or division of such Person; or (v) enter into any other transaction outside the ordinary course of such Borrower's business including, without limitation, any purchase, redemption or retirement of any shares of any class of its stock or any other equity interest. No Borrower shall form any Subsidiaries or enter into any joint ventures or partnerships with any other Person.

            (e)   DIVIDENDS AND DISTRIBUTIONS.

                  No Borrower or any Subsidiary shall declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its stock.

            (f)   INVESTMENTS; LOANS.

                  No Borrower shall purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, other than direct obligations of the United States; nor shall a Borrower lend or otherwise advance funds to any Person except for advances made to employees, officers and directors for travel and other expenses arising in the ordinary course of business.

            (g)   FUNDAMENTAL CHANGES, LINE OF BUSINESS.

                  No Borrower shall amend its organizational documents or change its Fiscal Year or enter into a new line of business materially different from such Borrower's current business.

            (h)   EQUIPMENT.

                  No Borrower shall (i) permit any Equipment acquired after the date of this Loan Agreement (other than Equipment acquired with proceeds of loans provided by UPS) to become a Fixture to real property unless such real property is owned by such Borrower and is subject to a mortgage in favor of Lender or unless other arrangements satisfactory to Lender are made between Lender and UPS (or any other Person having a senior lien or interest in the real property to which such Equipment becomes a Fixture), or if such real property is leased, is subject to a landlord's agreement in favor of Lender on terms acceptable to Lender, or (ii) permit any Equipment acquired after the date of this Loan Agreement (other than Equipment acquired with proceeds of loans provided by UPS) to become an accession to any other personal property unless such personal property is subject to a first priority lien in favor of Lender, or unless other arrangements satisfactory to Lender in its sole discretion are made between Lender and UPS (or any other Person having a senior lien or security interest in the personal property to which such Equipment becomes an accession.

            (i)   AFFILIATE TRANSACTIONS.

                  Except as set forth on Schedule 11(i) hereto or as permitted pursuant to subsection 11(c) hereof, no Borrower shall conduct, permit or suffer to be conducted, transactions with Affiliates other than transactions for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favorable to such Borrower than the terms upon which such transactions would have been made had they been made to or with a Person that is not an Affiliate.

            (j)   SETTLING OF ACCOUNTS.

                  Each Borrower shall not settle or adjust any Account identified by such Borrower as an Eligible Account or with respect to which the Account Debtor is an Affiliate without the consent of Lender, provided, that following the occurrence of an Event of Default that has not been waived in writing by Lender, such Borrower shall not settle or adjust any Account without the consent of Lender.

            (k)   MANAGEMENT FEES; COMPENSATION.

                  No Borrower shall (i) pay any management or consulting fees to any Persons, other than the Lucille Administrative Fee, an existing consulting agreement with Gennaro Falivene, and consulting fees and other remuneration to third-party consultants in arms-length transactions having an aggregate value per year of not more than $200,00, or (ii) pay annual aggregate compensation, whether as salary, bonus or otherwise, to all directors or officers of such Borrower in excess of one hundred ten percent (110%) of the aggregate compensation, whether as salary, bonus or otherwise, to all directors, and officers of such Borrower in effect on the Closing Date for the first year and one hundred ten percent (110%) of the prior year's aggregate compensation amount for each subsequent year. The aggregate annual compensation amount(s) shall be adjusted each year for the net addition or loss of directors or officers.

            (l)   AMENDMENTS TO SUBORDINATED DEBT AND INTERCREDITOR DOCUMENTS.

                  No Borrower shall enter into any amendment, waiver or modification of the UPS Debt Documents or the Intercreditor Documents without the prior written consent of Lender.

            (m)   ERISA.

                  No Borrower shall (i) (x) maintain, or permit any member of the Controlled Group to maintain, or (y) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 13(m), (ii) engage, or permit any member of the Controlled Group to engage, in any non-exempt "prohibited transaction", as that term is defined in section 406 of ERISA and
Section 4975 of the IRC, (iii) incur, or permit any member of the Controlled Group to incur, any "accumulated funding deficiency", as that term is defined in
Section 302 of ERISA or Section 412 of the IRC, (iv) terminate, or permit any member of the Controlled Group to terminate, any Plan that could result in any material liability of such Borrower or any member of the Controlled Group or the imposition of a lien on the property of such Borrower or any member of the Controlled Group pursuant to Section 4068 of ERISA, (v) assume, or permit any member of the Controlled Group to assume, any obligation to contribute to any Multiemployer Plan not disclosed on Schedule 13(m), (vi) incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan; (vii) fail promptly to notify Lender of the occurrence of any Termination Event, (viii) fail to comply, in all material respects, or permit a member of the Controlled Group to fail to comply, in all material respects, with the requirements of ERISA or IRC or other applicable laws in respect of any Plan, (ix) fail to meet, or permit any member of the Controlled Group to fail to meet, all minimum funding requirements under ERISA or IRC or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect of any Plan except as permitted by applicable laws, in each event (i) through (ix) which would be reasonably likely to result in a Material Adverse Effect.

            (n)   AASI SECURITIES.

                  No Borrower, or any Affiliate or Subsidiary of a Borrower, shall use any portion of the proceeds of the Loans, either directly or indirectly, for the purpose of (i) purchasing any securities underwritten or privately placed by ABN AMRO Securities (USA) Inc. ("AASI"), an Affiliate of Lender, (ii) purchasing from AASI any securities in which AASI makes a market, or (iii) refinancing or making payments of principal, interest or dividends on any securities issued by Borrower or any Affiliate, and underwritten, privately placed or dealt in by AASI.

            (o)   EXPANSION FACILITIES.

                  No Borrower, or any Subsidiary of a Borrower, shall commence or otherwise obligate itself to commence the construction of any expansion facilities, buildings or other real property improvements unless Borrowers shall have first obtained Lender's prior written consent and Borrowers shall have first obtained binding commitments for financing from third party lenders on terms reasonably acceptable to Lender, in amounts sufficient to fully and properly complete such expansion facilities, building or other real property improvements.

            (p)   RECEIPT OF DONATED FOOD.

                  No Borrower shall apply for Donated Food relating to a particular order from a Recipient Agency for finished goods, or relating to the delivery of any finished goods to a Recipient Agency, unless and until such finished goods have been delivered to and accepted by the Recipient Agency, and only to the extent that such Donated Food constitutes a reimbursement to such Borrower for the prior use by such Borrower of its raw material inventory in the processing and manufacture of such finished goods. In the event that Donated Food is received by a Borrower prior to application therefor, such Donated Food shall be segregated from such Borrower's other inventory and shall not be considered Eligible Inventory.

      14.   FINANCIAL COVENANTS.

            Each Borrower shall maintain and keep in full force and effect each of the financial covenants set forth below:

            (a)   TANGIBLE NET WORTH.

            Borrowers, on a consolidated basis, will maintain as of the end of each calendar month a Tangible Net Worth of not less than the amount shown below opposite such month or period of months; "TANGIBLE NET WORTH" being defined for purposes of this subsection as Borrowers' shareholders' equity (including retained earnings) less the book value of all intangible assets, other assets and prepaid assets, as determined solely by Lender on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Lender, all as determined under GAAP, consistently applied, on a basis consistent with the financial statement dated September 30, 2004 except as set forth herein:

                  Period                                       Tangible Net Worth
                  ------                                       ------------------
      October 1, 2004 through and including March 31,     90% of Tangible Net Worth for September 30, 2004
      2005

      April 1, 2005 through and including March 31,       90% of Tangible Net Worth for September 30, 2004, plus 85%
      2006                                                of Net Income (not less than $0) for the six months ended
                                                          March 31, 2005.

      April 1, 2006 through and including March 31,       Tangible Net Worth for March 31, 2005 plus 85% of Net
      2007                                                Income (not less than $0) for Fiscal Year ending
                                                          March 31, 2006.

      April 1, 2007 through and including March 31,       Tangible Net Worth for March 31, 2006, plus 85% of Net
      2008                                                Income (not less than $0) for Fiscal Year ending
                                                          March 31, 2007.

      April 1, 2008 through and including March 31,       Tangible Net Worth for March 31, 2007, plus 85% of Net
      2009                                                Income (not less than $0) for Fiscal Year ending
                                                          March 31, 2008.

      April 1, 2009 through and including November 30,    Tangible Net Worth for March 31, 2008, plus 85% of Net
      2009                                                Income (not less than $0) for Fiscal Year ending March 31,
                                                          2009.

            (b)   FIXED CHARGE COVERAGE.

                  Borrowers, on a consolidated basis, will maintain as of the end of each calendar month a ratio of their FC Numerator to Fixed Charges of not less than the ratio shown below opposite such month with respect to the twelve
(12) month period then ended, provided that the applicable period being tested on the month ending (i) December 31, 2004, will be for the six (6) months then ended, (ii) January 31, 2005, will be for the seven (7) months then ended, (iii) February 28, 2005, will be for the eight (8) months then ended, (iv) March 31, 2005, will be for the nine (9) months then ended, (v) April 30, 2005, will be for the ten (10) months then ended, and (vi) May 31, 2005, will be for the eleven (11) months then ended:

                 Month Ended                        Fixed Charge Coverage Ratio
                 -----------                        ---------------------------
               December 31, 2004..................           1.00 to 1.00
               January 31, 2005...................           1.00 to 1.00
               February 28, 2005..................           1.00 to 1.00
               March 31, 2005.....................           1.10 to 1.00
               April 30, 2005.....................           1.10 to 1.00
               May 31, 2005.......................           1.10 to 1.00
               June 30, 2005......................           1.10 to 1.00
               July 31, 2005......................           1.10 to 1.00
               August 31, 2005....................           1.10 to 1.00
               September 30, 2005.................           1.10 to 1.00
               October 31, 2005...................           1.10 to 1.00
               November 30, 2005..................           1.10 to 1.00
               December 31, 2005..................           1.10 to 1.00
               January 31, 2006...................           1.10 to 1.00
               February 28, 2006..................           1.10 to 1.00
               March 31, 2006 and.................           1.25 to 1.00
               thereafter

            (c)   CAPITAL EXPENDITURE LIMITATIONS.

                  Borrowers and their Subsidiaries shall not make any (i) Capital Expenditures (including all Unfunded Capital Expenditures) if, after giving effect to such Capital Expenditure, the aggregate cost of all Capital Expenditures would exceed Four Hundred Thousand Dollars ($400,000) during the Fiscal Year ending March 31, 2005, Two Million Eight Hundred Thousand Dollars ($2,800,000) during the Fiscal Year ending March 31, 2006, and Four Hundred Twenty Thousand Dollars ($420,000) during the fiscal year ending March 31, 2007 and for each Fiscal Year thereafter, and (ii) Unfunded Capital Expenditures if, after giving effect to such Unfunded Capital Expenditure, the aggregate cost of all Unfunded Capital Expenditures would exceed Four Hundred Thousand Dollars ($400,000) during the Fiscal Year ending March 31, 2005, One Million Two Hundred Thousand Dollars ($1,000,000) during the Fiscal Year ending March 31, 2006, and Four Hundred Twenty Thousand Dollars ($420,000) during the fiscal year ending March 31, 2007 and for each Fiscal Year thereafter.

      15.   DEFAULT.

                  The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" by Borrowers hereunder:

            (a)   PAYMENT.

                  The failure of any Obligor to pay when due, declared due, or demanded by Lender in accordance with the terms hereof, any of the Liabilities.

            (b)   BREACH OF THE LOAN DOCUMENTS.

                  The failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this Loan Agreement or any of the Other Agreements.

            (c)   BREACHES OF OTHER OBLIGATIONS.

                  The failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under any other agreement with any Person.

            (d)   BREACH OF REPRESENTATIONS AND WARRANTIES.

                  The making or furnishing by any Obligor to Lender of any representation, warranty, certificate, schedule, report or other communication within or in connection with the Loan Documents or in connection with any other agreement between such Obligor and Lender, which is untrue or misleading in any respect.

            (e)   LOSS OF COLLATERAL.

                  The loss, theft, damage or destruction of, or (except as permitted hereby) sale, lease or furnishing under a contract of service of, any of the Collateral having a value in excess of $25,000, excluding any Non-Material Equipment Casualty.

            (f)   LIEN, LEVY, SEIZURE OR ATTACHMENT.

                  The creation (whether voluntary or involuntary) of, or any attempt to create, any lien or other encumbrance upon any of the Collateral, other than Permitted Liens, or the making or any attempt by any Person to make any levy, seizure or attachment upon any of the Collateral.

            (g)   BANKRUPTCY OR SIMILAR PROCEEDINGS.

                  The commencement of any proceedings in bankruptcy by or against any Obligor or for the liquidation or reorganization of any Obligor, or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing, for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any Obligor; provided, however, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within thirty (30) days after the commencement of such proceedings, though Lender shall have no obligation to make Loans to or issue or cause to be issued Letters of Credit on behalf of a Borrower during such thirty (30) day period or, if earlier, until such proceedings are dismissed. .

            (h)   APPOINTMENT OF RECEIVER.

                  The appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, or the merger or consolidation, of any Obligor which is a corporation, limited liability company or a partnership; provided, however, that if such appointment or commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within thirty
(30) days after the commencement of such proceedings, though Lender shall have no obligation to make Loans to or issue or cause to be issued Letters of Credit on behalf of a Borrower during such thirty (30) day period or, if earlier, until such appointment is revoked or such proceedings are dismissed.

            (i)   JUDGMENT.

                  The entry of any judgment or order against any Obligor which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

            (j)   DEATH OR DISSOLUTION OF OBLIGOR.

                  The death of any Obligor who is a natural Person, or of any general partner who is a natural Person of any Obligor which is a partnership, or any member who is a natural Person of any Obligor which is a limited liability company or the dissolution of any Obligor which is a partnership, limited liability company, corporation or other entity.

            (k)   DEFAULT OR REVOCATION OF GUARANTY.

                  The occurrence of an event of default under, or the revocation or termination of, any agreement, instrument or document executed and delivered by any Person to Lender pursuant to which such Person has guaranteed to Lender the payment of all or any of the Liabilities or has granted Lender a security interest in or lien upon some or all of such Person's real and/or personal property to secure the payment of all or any of the Liabilities.

            (l)   CRIMINAL PROCEEDINGS.

                  The institution in any court of a criminal proceeding against any Obligor, or the indictment of any Obligor for any crime.

            (m)   CHANGE OF MANAGEMENT.

                  If, at any time, Jay Rosengarten (i) shall cease to serve in his capacity as Chief Executive Officer of each Borrower, (ii) shall cease to be responsible for the management of each Borrower, or (iii) dies or becomes disabled or incapacitated, and is not replaced within 120 days with a successor approved by Lender.

            (n)   MATERIAL ADVERSE CHANGE.

                  Any material adverse change in the Collateral, business, property, assets, prospects, operations or condition, financial or otherwise of any Obligor, as determined by Lender in its sole judgment or the occurrence of any event which, in Lender's sole judgment, could have a Material Adverse Effect.

            (o)   DEFAULTS UNDER OTHER INDEBTEDNESS.

                  The occurrence of a default or an event of default under any other agreement or instrument evidencing indebtedness for borrowed money in excess of $50,000 executed or delivered by a Borrower or pursuant to which agreement or instrument such Borrower or its properties is or may be bound including, without limitation, the UPS Debt Documents and the Intercreditor Documents.

            (p)   ERISA EVENTS.

                  If any Reportable Event shall have occurred or any Plan shall be terminated within the meaning of Title IV of ERISA, or a trustee shall be appointed by the appropriate United States District Court to administer any Plan, the PBGC shall institute proceedings to terminate any Plan, or there shall be a withdrawal from any Multiemployer Plan, and there shall be a Material Adverse Effect in the case of any event described in this paragraph.

            (q)   DISSOLUTION OF ANY BORROWER.

                  The occurrence of any event specified in a Borrower's organizational documents that may result in such Borrower's dissolution or liquidation or a Borrower shall file a certificate of dissolution or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding up or liquidation.

            (r)   BUSINESS INTERRUPTION.

                  The operations of a Borrower's manufacturing facility are interrupted at any time for more than seven (7) consecutive Business Days, unless such Borrower shall (i) be entitled to receive for such period of interruption, proceeds of business interruption insurance sufficient to assure that its per diem cash needs during such period is at least equal to its average per diem cash needs for the consecutive three month period immediately preceding the initial date of interruption and (ii) receive such proceeds in the amount described in clause (i) preceding not later than thirty (30) days following the initial date of any such interruption; provided, however, that notwithstanding the provisions of clauses (i) and (ii) of this paragraph, an Event of Default shall be deemed to have occurred if such Borrower shall be receiving the proceeds of business interruption insurance for a period of thirty (30) consecutive days.

            (s)   ST. ALBANS LC

                  The expiration or termination of the St. Albans LC prior to the full and indefeasible payment, satisfaction, and discharge of Term Loan A. .

      16.   REMEDIES UPON AN EVENT OF DEFAULT.

            (a) Upon the occurrence of an Event of Default described in subsection 15(g) or 15(h) hereof, all of the Liabilities shall immediately and automatically become due and payable, without notice of any kind. Upon the occurrence of any other Event of Default, all Liabilities may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

            (b) Upon the occurrence of an Event of Default, Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Loan Agreement or in any of the Other Agreements and all of Lender's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Lender may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter onto any of Borrowers' premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Lender shall have the right to store the same at any of Borrowers' premises without cost to Lender. At Lender's request, each Borrower shall, at Borrowers' expense, assemble the Collateral and make it available to Lender at one or more places to be designated by Lender and reasonably convenient to Lender and such Borrower. Each Borrower recognizes that if a Borrower fails to perform, observe or discharge any of its Liabilities under the Loan Documents, no remedy at law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) days prior to such disposition and such notice shall (i) describe Lender and the applicable Borrower(s), (ii) describe the Collateral that is the subject to the intended disposition, (iii) state the method of the intended disposition, (iv) state that the applicable Borrower(s) is entitled to an accounting of the Liabilities and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Lender may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Any Proceeds of any disposition by Lender of any of the Collateral may be applied by Lender to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such Proceeds may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect.

            (c) Lender shall have no obligation to marshal any Collateral or to seek recourse against or satisfaction of any of the Liabilities from one source before seeking recourse against or satisfaction from another source. The net cash proceeds resulting from Lender's exercise of any of the foregoing rights to liquidate all or substantially all of the Collateral, including any and all collections (after deducting all of Lender's expenses related thereto), shall be applied by Lender to such of the Liabilities and in such order as Lender shall elect in its sole and absolute discretion, whether due or to become due. Borrowers shall remain liable to Lender for any deficiencies.

            (d) To the extent permitted by law and not otherwise prohibited by contracts with third parties, each Borrower hereby grants to Lender, for use by Lender solely in connection with the preservation or sale of any Collateral, a license or other right to use, without charge by any Obligor or Subsidiary thereof, all computer software, copyrights, labels, trade secrets, service marks, patents, advertising materials and other rights, assets and materials used by such Borrower and needed in connection with the preservation or sale of such Collateral.

      17.   CONDITIONS PRECEDENT.

            The obligation of Lender to fund the initial Revolving Loan, the Term Loans and to issue or cause to be issued the initial Letter of Credit, if any, is subject to the satisfaction or waiver on or before the date hereof of the following conditions precedent:

            (a) Lender shall have received each of the agreements, opinions, reports, approvals, consents, certificates and other documents set forth on the closing document list attached hereto as Schedule 17(a) (the "CLOSING DOCUMENT LIST") in each case in form and substance satisfactory to Lender;

            (b) Since July 1, 2004, no event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect on any Obligor, as determined by Lender in its sole discretion;

            (c) Lender shall have received payment in full of all fees and expenses payable to it by Borrowers or any other Person in connection with this Loan Agreement and any Other Agreement, on or before disbursement of the initial Loans hereunder;

            (d) Lender shall have determined that immediately after giving effect to (A) the making of the initial Loans, including without limitation the Term Loans and the Revolving Loans, if any, requested to be made on the date hereof, (B) the issuance of the initial Letter of Credit, if any, requested to be made on such date, (C) the payment of all fees due upon such date and (D) the payment or reimbursement by Borrowers of Lender for all closing costs and expenses incurred in connection with the transactions contemplated hereby, Borrowers have Excess Availability of not less than One Million Dollars ($1,000,000);

            (e) Lender shall have received a certificate from each Borrower's chief executive officer or chief financial officer, pursuant to which such officer shall certify that in calculating the Excess Availability described in subsection 17(d) above, all taxes which were due and owing and remained unpaid, and all accounts payable which were unpaid more than thirty (30) days after the due dates thereof as of the close of business on the date of calculation of Excess Availability (excluding the Long Term St. Albans Payable), were treated as additional Revolving Loans outstanding on such date;

            (f) Lender shall have received duly executed agreements establishing the Lock Box and Lock Box Account with LaSalle Bank for the collection or servicing of the Accounts and proceeds of the Collateral;

            (g) Lender shall have completed Collateral examinations and received written appraisals, the results of which shall be satisfactory in form and substance to Lender, of the Accounts, Inventory, General Intangibles, Investment Property and Equipment of Borrowers, and all books and records in connection therewith;

            (h) There shall exist no default in any obligations or in compliance with any applicable legal requirement of any Borrower (other than those disclosed to Lender in writing on or prior to the date hereof, including, but not limited to, defaults relating to the Long Term St. Albans Payable);

            (i) Lender shall be satisfied with its due diligence review and investigation of the business and financial affairs of each Borrower and its management, and its pre-closing audit of Borrowers;

            (j) Lender shall have received the executed legal opinion of Breslow and Walker, LLP in form and substance satisfactory to Lender (including, without limitation, enforceability and perfection issues with respect to the Collateral) and each Borrower hereby authorizes and directs such counsel to deliver such opinions to Lender;

            (k) Lender shall have received landlord, processor or warehouseman agreements, as appropriate, satisfactory to Lender with respect to all premises leased by a Borrower or controlled by any of their processors, suppliers or customers at which books and records, Inventory and Equipment are located;

            (l) Lender shall have received licensor consent letters satisfactory to Lender with respect to the trademarks licensed to Borrower pursuant to a license agreement;

            (m) Lender shall have received in form and substance satisfactory to Lender, certified copies of each Borrower's (i) casualty insurance policies, together with loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as lender loss payee, (ii) liability insurance policies, together with endorsements naming Lender as additional insured, (iii) key person life insurance policies on the life of Jay Rosengarten, together with collateral assignments of such policies and each such policy shall be in an aggregate amount of at least $1,000,000, (iv) accounts receivable credit insurance policies, together with collateral assignments of such policies and loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as lender loss payee, and (v) certificates of insurance, in form and substance satisfactory to Lender, which reflect the coverage scope and limits of the aforementioned insurance policies and Lender's interest as loss payee, additional insured and assignee, as appropriate, with respect to such policies;

            (n) Each document (including, without limitation, any Uniform Commercial Code financing statement and filings with the United State Patent and Trademark Office or any similar state authority) required by this Loan Agreement, any Other Agreement or under law or reasonably requested by Lender to be filed, registered or recorded in order to create, in favor of Lender, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Lender shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

            (o) (i) No litigation, investigation or proceeding before or by any arbitrator or Governmental Authority shall be continuing or threatened against any Borrower or against the officers or directors of any Borrower (A) in connection with the Loan Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Lender, is deemed material or
(B) which if adversely determined, could, in the reasonable opinion of Lender, have a Material Adverse Effect on such Borrower; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Borrower or the conduct of its business or inconsistent with the due consummation of the transactions contemplated by the Loan Documents shall have been issued by any Governmental Authority;

            (p) Lender shall have reviewed all material contracts of each Borrower including, without limitation, leases, union contracts, labor contracts, vendor supply contracts, license agreements and distributorship agreements and such contracts and agreements shall be satisfactory in all respects to Lender;

            (q) Each Borrower shall be in material compliance with all applicable laws and regulations;

            (r) No Event of Default shall exist;

            (s) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Loan Agreement shall be satisfactory in form and substance to Lender and its counsel;

            (t) Lender shall have received and reviewed updated financial projections of the Borrowers based on the Borrowers' new capital structure, together with financial projections for the second and third years of the Term, calculated on an annual basis, and such financial statements and projections shall be in form and substance satisfactory to Lender;

            (u) Lender shall have received and reviewed copies of the loan documents relating to indebtedness of the Borrowers remaining after the date of the initial disbursement of the Loans, including, but not limited to, the executed UPS Debt Documents and Intercreditor Documents, all of which shall be in form and substance satisfactory to Lender;

            (v) Lender shall be satisfied with the results of its investigations, verifications and creditworthiness inquiries of Borrowers' customers and suppliers;

            (w) Lender shall have received evidence that Borrowers have established their primary operating accounts with LaSalle Bank and entered into agreements with LaSalle Bank for the provisions of standard cash management services;

            (x) Lender shall have received the St. Albans LC; and

            (y) Lender shall have received evidence from Borrowers, including without limitation a certification from the President of Borrowers, that (i) inter-company indebtedness' in the approximate amount of $8,889,947 due from Lucille Vermont to Lucille has been contributed to the capital of Lucille Vermont by Lucille, such that there exists no outstanding inter-company indebtedness due from Lucille Vermont to Lucille, other than ordinary course monthly obligations in connection with the rendering of certain general and administrative services by Lucille for Lucille Vermont, and (ii) Lucille Farms of Heuvelton, Inc., a wholly owned inactive subsidiary of Lucille, has been merged with and into Lucille, with Lucille as the surviving corporation.

            (z) The Obligors shall have executed and delivered to Lender all such other documents, instruments and agreements, which Lender determines are reasonably necessary to consummate the transactions contemplated hereby.

      18.   JOINT AND SEVERAL LIABILITY.

            (a) Notwithstanding anything to the contrary contained herein, all Liabilities of each Borrower hereunder shall be joint and several obligations of Borrowers.

            (b) Notwithstanding any provisions of this Loan Agreement to the contrary, it is intended that the joint and several nature of the Liabilities of Borrowers and the liens and security interests granted by Borrowers to secure the Liabilities, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Lender and Borrowers agree that if the Liabilities of a Borrower, or any liens or security interests granted by such Borrower securing the Liabilities would, but for the application of this sentence, constitute a Fraudulent Conveyance, the Liabilities of such Borrower and the liens and security interests securing such Liabilities shall be valid and enforceable only to the maximum extent that would not cause such Liabilities or such lien or security interest to constitute a Fraudulent Conveyance, and the Liabilities of such Borrower and this Loan Agreement shall automatically be deemed to have been amended accordingly. For purposes hereof, "FRAUDULENT CONVEYANCE" means a fraudulent conveyance under Section 548 of Chapter 11 of Title II of the United States Code (11 U.S.C. ss. 101, et seq.), as amended (the "BANKRUPTCY CODE") or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other Governmental Authority, as in effect from time to time.

            (c) Each Borrower assumes responsibility for keeping itself informed of the financial condition of the each other Borrower, and any and all endorsers and/or guarantors of any instrument or document evidencing all or any part of such other Borrower's Liabilities and of all other circumstances bearing upon the risk of nonpayment by such other Borrowers of their Liabilities and each Borrower agrees that Lender shall not have any duty to advise such Borrower of information known to Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Borrower, Lender shall not be under any obligation to update any such information or to provide any such information to such Borrower on any subsequent occasion.

            (d) Lender is hereby authorized, without notice or demand and without affecting the liability of a Borrower hereunder, to, at any time and from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to a Borrower's Liabilities or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by a Borrower and delivered to Lender; (ii) accept partial payments on a Borrower's Liabilities; (iii) take and hold security or collateral for the payment of a Borrower's Liabilities hereunder or for the payment of any guaranties of a Borrower's Liabilities or other liabilities of a Borrower and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as Lender, in its sole discretion, may determine; and (v) settle, release, compromise, collect or otherwise liquidate a Borrower's Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of the other Borrowers. Lender shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from a Borrower or any other source, and such determination shall be binding on such Borrower. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of a Borrower's Liabilities as Lender shall determine in its sole discretion without affecting the validity or enforceability of the Liabilities of the other Borrowers.

            (e) Each Borrower hereby agrees that, except as hereinafter provided, its obligations hereunder shall be unconditional, irrespective of (i) the absence of any attempt to collect a Borrower's Liabilities from any Borrower or any guarantor or other action to enforce the same; (ii) the waiver or consent by Lender with respect to any provision of any instrument evidencing Borrowers' Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by a Borrower and delivered to Lender; (iii) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrowers' Liabilities;
(iv) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against a Borrower or Lender's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code; (v) any borrowing or grant of a security interest by any Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code; (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claim(s) for repayment of any of Borrowers' Liabilities; or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            (f) No payment made by or for the account of a Borrower including, without limitations, (i) a payment made by such Borrower on behalf of another Borrower's Liabilities or (ii) a payment made by any other person under any guaranty, shall entitle such Borrower, by subrogation or otherwise, to any payment from such other Borrower or from or out of such other Borrower's property and such Borrower shall not exercise any right or remedy against such other Borrower or any property of such other Borrower by reason of any performance of such Borrower of its joint and several obligations hereunder.

      19.   INDEMNIFICATION.

            Each Borrower agrees to defend (with counsel satisfactory to Lender), protect, indemnify and hold harmless Lender, each affiliate or subsidiary of Lender, and each of their respective shareholders, members, officers, directors, managers, employees, attorneys and agents (each an "INDEMNIFIED PARTY") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities laws and regulations, Environmental Laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Loan Agreement or any Other Agreement, or any act, event or transaction related or attendant thereto, the making or issuance and the management of the Loans or any Letters of Credit or the use or intended use of the proceeds of the Loans or any Letters of Credit; provided, however, that no Borrower shall have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Borrower shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall, together with interest thereon at the highest rate then applicable to Loans hereunder from the date incurred by each Indemnified Party until paid by Borrowers, be added to the Liabilities of Borrowers and be secured by the Collateral. The provisions of this Section 19 shall survive the satisfaction and payment of the other Liabilities and the termination of this Loan Agreement.

      20.   NOTICES.

            All written notices and other written communications with respect to this Loan Agreement shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person, and in the case of Lender shall be sent to it at:

            LaSalle Business Credit, LLC
            Two Commerce Square, Suite 2610
            2001 Market Street
            Philadelphia, PA 19103
            Attention: District Credit Manager

            with a copy to:

            Stradley Ronon Stevens & Young, LLP
            2600 One Commerce Square
            Philadelphia PA 19103
            Attention: Gary P. Scharmett, Esq.
            Telephone: (215) 564-8046
            Facsimile: (215) 564-8120

            and

            LaSalle Business Credit, LLC
            135 S. LaSalle Street
            Suite 425
            Chicago, Illinois 60603-4105
            Attention: Steven Fenton, Esq.
            Telephone: (312) 904-7435
            Facsimile:  (312) 904-6109

and in the case of Borrowers, shall be sent to them at their respective principal places of business set forth on Exhibit A hereto or as otherwise directed by Borrowers in writing, with a copy in all cases to Breslow & Walker, LLP, 100 Jericho Quadrangle, Jericho, New York 11753, Attn. Howard Breslow, Esquire. All notices shall be deemed received upon actual receipt thereof or refusal of delivery.

      21.   CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION.

            The Loan Documents are submitted by Borrowers to Lender for Lender's acceptance or rejection at Lender's principal place of business as an offer by Borrowers to borrow monies from Lender now and from time to time hereafter, and shall not be binding upon Lender or become effective until accepted by Lender, in writing, at said place of business. If so accepted by Lender, the Loan Documents shall be deemed to have been made at said place of business. THE LOAN DOCUMENTS SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE COMMONWEALTH OF PENNSYLVANIA, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Loan Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Loan Agreement.

            To induce Lender to accept this Loan Agreement, each Borrower irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS LOAN AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF PHILADELPHIA, COMMONWEALTH OF PENNSYLVANIA. EACH BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH BORROWER, AT THE ADDRESS SET FORTH FOR NOTICE IN THIS LOAN AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. EACH BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST SUCH BORROWER BY LENDER IN ACCORDANCE WITH THIS SECTION.

      22.   MODIFICATION AND BENEFIT OF AGREEMENT.

            The Loan Documents may not be modified, altered or amended except by an agreement in writing signed by each Borrower or such other Person who is a party to such Other Agreement and Lender. No Borrower may sell, assign or transfer this Loan Agreement, or the Other Agreements or any portion thereof, including, without limitation, such Borrower's rights, titles, interest, remedies, powers or duties hereunder and thereunder. Each Borrower hereby consents to Lender's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Loan Agreement, or the Other Agreements, or of any portion thereof, or participations therein, including, without limitation, Lender's rights, titles, interest, remedies, powers and/or duties and agrees that it shall execute and deliver such documents as Lender may request in connection with any such sale, assignment, transfer or other disposition.

      23.   HEADINGS OF SUBDIVISIONS.

            The headings of subdivisions in this Loan Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Loan Agreement.

      24.   POWER OF ATTORNEY.

            Each Borrower acknowledges and agrees that its appointment of Lender as its attorney and agent-in-fact for the purposes specified in this Loan Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Liabilities are satisfied and paid in full and this Loan Agreement is terminated.

      25.   CONFIDENTIALITY.

            Lender hereby agrees to use commercially reasonable efforts to assure that any and all information relating to such Borrower which is (i) furnished by such Borrower to Lender (or to any affiliate of Lender); and (ii) non-public, confidential or proprietary in nature, shall be kept confidential by Lender or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to such Borrower may be distributed by Lender or such affiliate to Lender's or such affiliate's directors, managers, officers, employees, attorneys, affiliates, assignees, participants, auditors, agents and regulators, and upon the order of a court or other Governmental Authority having jurisdiction over Lender or such affiliate, to any other party. Each Borrower and Lender further agree that this provision shall survive the termination of this Loan Agreement. Notwithstanding the foregoing, each Borrower hereby consents to Lender publishing a tombstone or similar advertising material relating to the financing transaction contemplated by this Loan Agreement.

      26.   COUNTERPARTS.

            This Loan Agreement, any of the Other Agreements and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

      27.   ELECTRONIC SUBMISSIONS.

            Upon not less than thirty (30) days' prior written notice (the "APPROVED ELECTRONIC FORM Notice"), Lender may permit or require that any of the documents, certificates, forms, deliveries or other communications, authorized, required or contemplated by the Loan Documents, be submitted to Lender in "APPROVED ELECTRONIC FORM" (as hereafter defined), subject to any reasonable terms, conditions and requirements in the applicable Approved Electronic Forms Notice. For purposes hereof "ELECTRONIC FORM" means e-mail, e-mail attachments, data submitted on web-based forms or any other communication method that delivers machine readable data or information to Lender, and "APPROVED ELECTRONIC FORM" means an Electronic Form that has been approved in writing by Lender (which approval has not been revoked or modified by Lender) and sent to Borrowers in an Approved Electronic Form Notice. Except as otherwise specifically provided in the applicable Approved Electronic Form Notice, any submissions made in an applicable Approved Electronic Form shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by the Loan Documents.

      28.   WAIVER OF JURY TRIAL; CONFESSION OF JUDGMENT; OTHER WAIVERS.

            (a) EACH BORROWER AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS LOAN AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY A BORROWER OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN A BORROWER AND LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

            (b)   CONFESSION OF JUDGMENT. EACH BORROWER HEREBY
IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER AND CONFESS AND ENTER JUDGMENT AGAINST SUCH BORROWER IN FAVOR OF LENDER IN ANY JURISDICTION WHERE SUCH BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS AND OTHER SUMS DUE OR TO BECOME DUE BY SUCH BORROWER TO LENDER UNDER THIS AGREEMENT, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITH OR WITHOUT DECLARATION, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS AGREEMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. EACH BORROWER HEREBY WAIVES ALL RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

                  EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER, AS WELL AS FOR ANY PERSONS CLAIMING UNDER, BY OR THROUGH SUCH BORROWER, IN AN ACTION OR ACTIONS FOR REPLEVIN OR OTHER APPROPRIATE ACTION AGAINST SUCH BORROWER TO CONFESS AND ENTER JUDGMENT AGAINST SUCH BORROWER, FOR RECOVERY OF POSSESSION OF ANY OR ALL OF THE COLLATERAL AND/OR THE PROCEEDS THEREOF, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT STAY OF EXECUTION OR APPEAL AND WITH RELEASE OF ALL ERRORS AND FOR DOING SO THIS AGREEMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT, WHEREUPON A JUDGMENT AND/OR WRIT OF POSSESSION AND/OR REPLEVIN OR OTHER APPROPRIATE PROCESS TO OBTAIN POSSESSION OF SUCH COLLATERAL MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

            (c) Each Borrower hereby waives demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

            (d) Each Borrower hereby waives the benefit of any law that would otherwise restrict or limit Lender or any affiliate of Lender in the exercise of its right, which is hereby acknowledged and agreed to, to set-off against the Liabilities, without notice at any time hereafter, any indebtedness, matured or unmatured, owing by Lender or such affiliate of Lender to such Borrower, including, without limitation any Deposit Account at Lender or such affiliate.

            (e)   EACH BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND
HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF SUCH BORROWER WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL.

            (f) Lender's failure, at any time or times hereafter, to require strict performance by a Borrower of any provision of this Loan Agreement or any of the Other Agreements shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default under this Loan Agreement or any default under any of the Other Agreements shall not suspend, waive or affect any other Event of Default under this Loan Agreement or any other default under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Lender in the exercise of any right or remedy under this Loan Agreement or any Other Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this Loan Agreement or any of the Other Agreements and no Event of Default under this Loan Agreement or default under any of the Other Agreements shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing, signed by a duly authorized officer of Lender and directed to Borrowers specifying such suspension or waiver.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Loan Agreement as of the date first written above.


                                         LASALLE BUSINESS CREDIT, LLC


                                         By: /s/ William H. Moul, Jr.
                                             ----------------------------------
                                         Name:   William H. Moul, Jr.
                                         Title:  Vice President

                                         LUCILLE FARMS, INC.


                                         By: /s/ Jay Rosengarten
                                             ----------------------------------
                                         Name:   Jay Rosengarten
                                         Title:  Chief Executive Officer

                                         LUCILLE FARMS OF VERMONT, INC.


                                         By: /s/ Jay Rosengarten
                                             ----------------------------------
                                         Name:   Jay Rosengarten
                                         Title:  Chief Executive Officer

                  EXHIBIT A - BUSINESS AND COLLATERAL LOCATIONS

       Attached to and made a part of that certain Loan and Security Agreement of even date herewith among LUCILLE FARMS, INC., a Delaware corporation ("LUCILLE") and LUCILLE FARMS OF VERMONT, INC., a Vermont corporation ("LUCILLE VERMONT") (collectively, "BORROWERS") and LASALLE BUSINESS CREDIT, LLC ("LENDER").

A. (1) Lucille's business locations (please indicate which location is the principal place of business and at which locations originals and all copies of Lucille's books, records and accounts are kept).

      a. 150 River Road, Montville, New Jersey 07045 - principal place of business and location at which books, records and accounts are kept.

      b.    Swanton Industrial Park, Swanton, VT

      (2) Lucille Vermont's Business Locations (please indicate which location is the principal place of business and at which locations originals and all copies of Lucille Vermont's books, records and accounts are kept).

      a. Swanton Industrial Park, Swanton, VT (principal place of business and location at which most of the books, records and accounts are kept).

      b. 150 River Road, Montville, New Jersey 07045. (Some current bills are held at this location.)

B. (1) Other locations of Collateral (including, without limitation, warehouse locations, processing locations, consignment locations) and all post office boxes of Lucille. Please indicate the relationship of such location to Lucille (i.e., public warehouse, processor, etc.).

      a.    PO Box 517, Montville, NJ - post office box

      (2) Other locations of Collateral (including, without limitation, warehouse locations, processing locations, consignment locations) and all post office boxes of Lucille Vermont. Please indicate the relationship of such location to Lucille Vermont (i.e., public warehouse, processor, etc.).

      a. Vermont Commercial Warehouse, 75 Boyer Circle, Williston, VT 05495 - public warehouse

      b.    PO Box 125, Swanton, VT - post office box

C.    (1)   Bank Accounts of Lucille (other than those at LaSalle Bank National
      Association):

              Bank (with address)          Account Number       Type of Account
              -------------------          --------------       ---------------
              Bank of New York             6104987832           Operating
              100 Monroe Street
              Boonton, NJ 07005
              (973) 335-6220

      (2) Bank Accounts of Lucille Vermont (other than those at LaSalle Bank National Association):

              Bank (with address)          Account Number       Type of Account
              -------------------          --------------       ---------------
         a.   Bank of NY                   6101119694           Misc. Account
              100 Monroe Street
              Boonton, NJ 07005
              (973) 335-6220
         b.   Chittenden Bank              045002640            Expense Account
              Two Burlington Square
              Burlington, VT 05402
              (802) 660-1332
         c.   Chittenden Bank              4-56-06015           Payroll Account
              Two Burlington Square
              Burlington, VT 05402
              (802) 660-1332

                          EXHIBIT 2(A) - REVOLVING NOTE

                                 REVOLVING NOTE

$7,000,000.00
                                                               December __, 2004

         This Revolving Note (this "NOTE") is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the "LOAN AGREEMENT") by and among Lucille Farms, Inc., a Delaware corporation ("LUCILLE") and Lucille Farms of Vermont, Inc., a Vermont corporation (`LUCILLE VERMONT") (collectively, jointly and severally, "BORROWERS"), and LASALLE BUSINESS CREDIT, LLC ("LENDER"),. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

         FOR VALUE RECEIVED, Borrowers, jointly and severally, promise to pay to the order of Lender, at Lender's offices located at Two Commerce Square, Suite 2610, 2001 Market Street, Philadelphia, PA 19103, or at such other place as the holder hereof may from time to time designate to Borrowers in writing:

         (i) the principal sum of SEVEN MILLION AND 00/100 DOLLARS ($7,000,000.00), or if different from such amount, the unpaid principal balance of Revolving Loans as may be due and owing from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, or earlier termination of the Loan Agreement pursuant to the terms thereof; and

         (ii) interest on the principal amount of this Note from time to time outstanding, payable at the applicable interest rate for Revolving Loans in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable interest rate for Revolving Loans then in effect under the Loan Agreement plus two percent (2%). In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

         This Note is the Revolving Note referred to in the Loan Agreement and is secured, inter alia, by the liens and security interests granted pursuant to the Loan Agreement and the Other Agreements, is entitled to the benefits of the Loan Agreement and the Other Agreements, and is subject to all of the agreements, terms and conditions therein contained.

         This Note may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

         If an Event of Default under paragraphs 15(g) or 15(h) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Agreements which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

         EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER AND CONFESS AND ENTER JUDGMENT AGAINST SUCH BORROWER IN FAVOR OF LENDER IN ANY JURISDICTION WHERE SUCH BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS AND OTHER SUMS DUE OR TO BECOME DUE BY SUCH BORROWER TO LENDER UNDER THIS INSTRUMENT, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITH OR WITHOUT DECLARATION, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS INSTRUMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. EACH BORROWER HEREBY WAIVES ALL RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

         EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER, AS WELL AS FOR ANY PERSONS CLAIMING UNDER, BY OR THROUGH SUCH BORROWER, IN AN ACTION OR ACTIONS FOR REPLEVIN OR OTHER APPROPRIATE ACTION AGAINST SUCH BORROWER TO CONFESS AND ENTER JUDGMENT AGAINST SUCH BORROWER, FOR RECOVERY OF POSSESSION OF ANY OR ALL OF THE COLLATERAL AND/OR THE PROCEEDS THEREOF, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT STAY OF EXECUTION OR APPEAL AND WITH RELEASE OF ALL ERRORS AND FOR DOING SO THIS INSTRUMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT, WHEREUPON A JUDGMENT AND/OR WRIT OF POSSESSION AND/OR REPLEVIN OR OTHER APPROPRIATE PROCESS TO OBTAIN POSSESSION OF SUCH COLLATERAL MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                         LUCILLE FARMS, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:   President


                                         LUCILLE FARMS OF VERMONT, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:   President

COMMONWEALTH OF PENNSYLVANIA             )
                                         )  ss.
COUNTY OF PHILADELPHIA                   )


         On the ____ day of December, 2004, before me personally came ___________, to me known, who being by me duly sworn, did depose and say that he is the President of LUCILLE FARMS, INC. a Delaware corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.

--------------------------------------------------
Notary Public



COMMONWEALTH OF PENNSYLVANIA             )
                                         )  ss.
COUNTY OF PHILADELPHIA                   )


         On the ____ day of December, 2004, before me personally came ___________, to me known, who being by me duly sworn, did depose and say that he is the President of LUCILLE FARMS OF VERMONT, INC. a Delaware corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.

--------------------------------------------------
Notary Public

                           EXHIBIT 2(B) - TERM NOTE A

$2,000,000.00
                                                               December __, 2004

         This Term Note A (this "NOTE") is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the "LOAN AGREEMENT") by and among Lucille Farms, Inc., a Delaware corporation ("LUCILLE") and Lucille Farms of Vermont, Inc., a Vermont corporation (`LUCILLE VERMONT") (collectively, jointly and severally, "Borrowers"), and LASALLE BUSINESS CREDIT, LLC ("LENDER"),. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

         FOR VALUE RECEIVED, Borrowers, jointly and severally, promise to pay to the order of Lender, at Lender's offices located at Two Commerce Square, Suite 2610, 2001 Market Street, Philadelphia, PA 19103, or at such other place as the holder hereof may from time to time designate to Borrowers in writing:

          (i) the principal sum of TWO million AND 00/100 DOLLARS ($2,000,000.00), or if different from such amount, the unpaid principal balance of Term Loan A as may be due and owing from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

         (ii) interest on the principal amount of this Note from time to time outstanding, payable at the applicable interest rate for Term Loan A in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable interest rate for Term Loan A then in effect under the Loan Agreement plus two percent (2%). In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

         This Note is Term Note A referred to in the Loan Agreement and is secured, inter alia, by the liens and security interests granted pursuant to the Loan Agreement and the Other Agreements, is entitled to the benefits of the Loan Agreement and the Other Agreements, and is subject to all of the agreements, terms and conditions therein contained.

         This Note may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

         If an Event of Default under paragraphs 15(g) or 15(h) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Agreements which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

         EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER AND CONFESS AND ENTER JUDGMENT AGAINST SUCH BORROWER IN FAVOR OF LENDER IN ANY JURISDICTION WHERE SUCH BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS AND OTHER SUMS DUE OR TO BECOME DUE BY SUCH BORROWER TO LENDER UNDER THIS INSTRUMENT, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITH OR WITHOUT DECLARATION, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS INSTRUMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. EACH BORROWER HEREBY WAIVES ALL RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

         EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER, AS WELL AS FOR ANY PERSONS CLAIMING UNDER, BY OR THROUGH SUCH BORROWER, IN AN ACTION OR ACTIONS FOR REPLEVIN OR OTHER APPROPRIATE ACTION AGAINST SUCH BORROWER TO CONFESS AND ENTER JUDGMENT AGAINST SUCH BORROWER, FOR RECOVERY OF POSSESSION OF ANY OR ALL OF THE COLLATERAL AND/OR THE PROCEEDS THEREOF, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT STAY OF EXECUTION OR APPEAL AND WITH RELEASE OF ALL ERRORS AND FOR DOING SO THIS INSTRUMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT, WHEREUPON A JUDGMENT AND/OR WRIT OF POSSESSION AND/OR REPLEVIN OR OTHER APPROPRIATE PROCESS TO OBTAIN POSSESSION OF SUCH COLLATERAL MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                         LUCILLE FARMS, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:   President


                                         LUCILLE FARMS OF VERMONT, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:   President

COMMONWEALTH OF PENNSYLVANIA             )
                                         )  ss.
COUNTY OF PHILADELPHIA                   )


         On the ____ day of December, 2004, before me personally came ___________, to me known, who being by me duly sworn, did depose and say that he is the President of LUCILLE FARMS, INC. a Delaware corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.

            .........
Notary Public



COMMONWEALTH OF PENNSYLVANIA            )
                                        )  ss.
COUNTY OF PHILADELPHIA                  )


         On the ____ day of December, 2004, before me personally came ___________, to me known, who being by me duly sworn, did depose and say that he is the President of LUCILLE FARMS OF VERMONT, INC. a Delaware corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.

--------------------------------------------------
Notary Public

                           EXHIBIT 2(C) - TERM NOTE B

$1,000,000.00
                                                               December __, 2004

         This Term Note B (this "NOTE") is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the "LOAN AGREEMENT") by and among Lucille Farms, Inc., a Delaware corporation ("LUCILLE") and Lucille Farms of Vermont, Inc., a Vermont corporation (`LUCILLE VERMONT") (collectively, jointly and severally, "Borrowers"), and LASALLE BUSINESS CREDIT, LLC ("LENDER"),. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

         FOR VALUE RECEIVED, Borrowers, jointly and severally, promise to pay to the order of Lender, at Lender's offices located at Two Commerce Square, Suite 2610, 2001 Market Street, Philadelphia, PA 19103, or at such other place as the holder hereof may from time to time designate to Borrowers in writing:

          (i) the principal sum of ONE million AND 00/100 DOLLARS ($1,000,000.00), or if different from such amount, the unpaid principal balance of Term Loan A as may be due and owing from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

         (ii) interest on the principal amount of this Note from time to time outstanding, payable at the applicable interest rate for Term Loan b in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable interest rate for Term Loan A then in effect under the Loan Agreement plus two percent (2%). In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

         This Note is Term Note B referred to in the Loan Agreement and is secured, inter alia, by the liens and security interests granted pursuant to the Loan Agreement and the Other Agreements, is entitled to the benefits of the Loan Agreement and the Other Agreements, and is subject to all of the agreements, terms and conditions therein contained.

         This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

         If an Event of Default under paragraphs 15(g) or 15(h) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Agreements which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

         EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER AND CONFESS AND ENTER JUDGMENT AGAINST SUCH BORROWER IN FAVOR OF LENDER IN ANY JURISDICTION WHERE SUCH BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS AND OTHER SUMS DUE OR TO BECOME DUE BY SUCH BORROWER TO LENDER UNDER THIS INSTRUMENT, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITH OR WITHOUT DECLARATION, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS INSTRUMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. EACH BORROWER HEREBY WAIVES ALL RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

         EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER, AS WELL AS FOR ANY PERSONS CLAIMING UNDER, BY OR THROUGH SUCH BORROWER, IN AN ACTION OR ACTIONS FOR REPLEVIN OR OTHER APPROPRIATE ACTION AGAINST SUCH BORROWER TO CONFESS AND ENTER JUDGMENT AGAINST SUCH BORROWER, FOR RECOVERY OF POSSESSION OF ANY OR ALL OF THE COLLATERAL AND/OR THE PROCEEDS THEREOF, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT STAY OF EXECUTION OR APPEAL AND WITH RELEASE OF ALL ERRORS AND FOR DOING SO THIS INSTRUMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT, WHEREUPON A JUDGMENT AND/OR WRIT OF POSSESSION AND/OR REPLEVIN OR OTHER APPROPRIATE PROCESS TO OBTAIN POSSESSION OF SUCH COLLATERAL MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                         LUCILLE FARMS, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:   President


                                         LUCILLE FARMS OF VERMONT, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:   President

COMMONWEALTH OF PENNSYLVANIA             )
                                         )  ss.
COUNTY OF PHILADELPHIA                   )


         On the ____ day of December, 2004, before me personally came ___________, to me known, who being by me duly sworn, did depose and say that he is the President of LUCILLE FARMS, INC. a Delaware corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.

--------------------------------------------------
Notary Public



COMMONWEALTH OF PENNSYLVANIA             )
                                         )  ss.
COUNTY OF PHILADELPHIA                   )


         On the ____ day of December, 2004, before me personally came ___________, to me known, who being by me duly sworn, did depose and say that he is the President of LUCILLE FARMS OF VERMONT, INC. a Delaware corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.

--------------------------------------------------
Notary Public

                     EXHIBIT 2(D) - CAPITAL EXPENDITURE NOTE

$---------
                                                                ______  __, 200_

         This Capital Expenditure Note (this "NOTE") is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated December ____, 2004 (as amended, modified, supplemented or restated from time to time, the "LOAN AGREEMENT") by and among Lucille Farms, Inc., a Delaware corporation ("LUCILLE") and Lucille Farms of Vermont, Inc., a Vermont corporation (`LUCILLE VERMONT") (collectively, jointly and severally, "BORROWERS"), and LASALLE BUSINESS CREDIT, LLC ("LENDER"),. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

         FOR VALUE RECEIVED, Borrowers, jointly and severally, promise to pay to the order of Lender, at Lender's offices located at Two Commerce Square, Suite 2610, 2001 Market Street, Philadelphia, PA 19103, or at such other place as the holder hereof may from time to time designate to Borrowers in writing:

          (i) the principal sum of __________________ DOLLARS ($__________), or
if different from such amount, the unpaid principal balance of the Capital Expenditure Loan evidenced hereby as may be due and owing in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

         (ii) interest on the principal amount of this Note from time to time outstanding, payable at the applicable interest rate for Equipment Loans in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable interest rate for Equipment Loans then in effect under the Loan Agreement plus two percent (2%). In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

         This Note is a Capital Expenditure Note referred to in the Loan Agreement and is secured, inter alia, by the liens and security interests granted pursuant to the Loan Agreement and the Other Agreements, is entitled to the benefits of the Loan Agreement and the Other Agreements, and is subject to all of the agreements, terms and conditions therein contained.

         This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

         If an Event of Default under paragraphs 15(g) or 15(h) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Agreements which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

         EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER AND CONFESS AND ENTER JUDGMENT AGAINST SUCH BORROWER IN FAVOR OF LENDER IN ANY JURISDICTION WHERE SUCH BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS AND OTHER SUMS DUE OR TO BECOME DUE BY SUCH BORROWER TO LENDER UNDER THIS INSTRUMENT, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITH OR WITHOUT DECLARATION, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS INSTRUMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. EACH BORROWER HEREBY WAIVES ALL RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

         EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR SUCH BORROWER, AS WELL AS FOR ANY PERSONS CLAIMING UNDER, BY OR THROUGH SUCH BORROWER, IN AN ACTION OR ACTIONS FOR REPLEVIN OR OTHER APPROPRIATE ACTION AGAINST SUCH BORROWER TO CONFESS AND ENTER JUDGMENT AGAINST SUCH BORROWER, FOR RECOVERY OF POSSESSION OF ANY OR ALL OF THE COLLATERAL AND/OR THE PROCEEDS THEREOF, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT STAY OF EXECUTION OR APPEAL AND WITH RELEASE OF ALL ERRORS AND FOR DOING SO THIS INSTRUMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT, WHEREUPON A JUDGMENT AND/OR WRIT OF POSSESSION AND/OR REPLEVIN OR OTHER APPROPRIATE PROCESS TO OBTAIN POSSESSION OF SUCH COLLATERAL MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                         LUCILLE FARMS, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:   President


                                         LUCILLE FARMS OF VERMONT, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:   President

COMMONWEALTH OF PENNSYLVANIA             )
                                         )  ss.
COUNTY OF PHILADELPHIA                   )


         On the ____ day of ________, 200_, before me personally came ___________, to me known, who being by me duly sworn, did depose and say that he is the President of LUCILLE FARMS, INC. a Delaware corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.

--------------------------------------------------
Notary Public



COMMONWEALTH OF PENNSYLVANIA             )
                                         )  ss.
COUNTY OF PHILADELPHIA                   )


         On the ____ day of ______, 200_, before me personally came ___________, to me known, who being by me duly sworn, did depose and say that he is the President of LUCILLE FARMS OF VERMONT, INC. a Delaware corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.

--------------------------------------------------
Notary Public

                      EXHIBIT 9(C) - COMPLIANCE CERTIFICATE

       This Certificate is submitted pursuant to subsection 9(c) of that certain Loan and Security Agreement ("Loan Agreement") of even date herewith among LUCILLE FARMS, INC., a Delaware corporation ("LUCILLE") and LUCILLE FARMS OF VERMONT, INC., a Vermont corporation ("LUCILLE VERMONT") (collectively, "BORROWERS") and LASALLE BUSINESS CREDIT, LLC ("LENDER").

         The undersigned hereby certifies to Lender that as of the date of this
Certificate:

         1. The undersigned is the _____________________ of Borrowers.

         2. There exists no event or circumstance which is, or which with the passage of time, the giving of notice, or both would constitute an Event of Default, as that term is defined in the Loan Agreement, or, if such an event or circumstance exists, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrower has taken or proposes to take with respect thereto.

         3. No material adverse change in the condition, financial or otherwise, business, property, or results of operations of Borrowers has occurred since [DATE OF LAST COMPLIANCE CERTIFICATE/LAST FINANCIAL STATEMENTS DELIVERED PRIOR TO CLOSING], or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrowers have taken or proposes to take with respect thereto.

         4. Borrowers are in compliance with the representations, warranties and covenants in the Loan Agreement, or, if Borrowers are not in compliance with any representations, warranties or covenants in the Loan Agreement, a writing attached hereto specifies the nature of such noncompliance, the period of existence thereof and the action that Borrowers have taken or proposes to take with respect thereto.

         5. The financial statements of each Borrower being concurrently delivered herewith have been prepared in accordance with generally accepted accounting principles consistently applied and there have been no material changes in accounting policies or financial reporting practices of such Borrower since [DATE OF THE LAST COMPLIANCE CERTIFICATE/DATE OF LAST FINANCIAL STATEMENTS DELIVERED PRIOR TO CLOSING] or, if any such change has occurred, such changes are set forth in a writing attached hereto.

         6. Attached hereto is a true and correct calculation of the financial covenants contained in the Loan Agreement.



                                    --------------------------------------------



                                    By
                                      ------------------------------------------
                                    Title
                                         ---------------------------------------




                                    --------------------------------------------



                                    By
                                      ------------------------------------------
                                    Title
                                         ---------------------------------------

                                   SCHEDULE 1A

                          LONG TERM ST. ALBANS PAYABLES

       Goods Sold and Delivered by St. Albans - August 1, 2003 - August 31, 2003

            Invoice #                Period                       Amount
            ---------                ------                       ------

              13793              8/1/03-8/15/03                $ 560,784.33

              13844              8/16/03-8/31/03              $1,085,715.11

              13846              8/16/03-8/31/03                 187,205.57

              13848              8/16/03-8/31/03                ( 54,705.53)
                                                              -------------

                                                              $1,778,962.48

       Less:  Payments                                           178,962.48
                                                              -------------

                                                              $1,500,000.00
                                                              =============

                          SCHEDULE 1B - PERMITTED LIENS

1. Liens in favor of UPS Capital Business Credit f/k/a First International Bank, N.A., subject to and in accordance with the UPS Intercreditor Agreement.

2. Liens in favor of St. Albans Cooperative Creamery, Inc. relating to the UPS Equipment, Lucille Vermont's real property located in Swanton, Vermont, and certain intangibles relating to such real property.

3. Liens in favor of American Technologies Credit relating to lease for computer hardware and software, etc. (Monthly payment $2,890.40 - creditor contends that lease extended through June 2005 - Borrower contending lease ended June 2004 and additional payments inadvertently made - per creditor Borrower has right to purchase at end of lease for $5,368.98 plus tax whenever lease ends).

4. Liens in favor of Crown Credit Company relating to operating lease for forklift, transfer cart and roller stand. (Rental charge of $714.66 per month 5 year lease expiring 12/31/08.)

5. Liens in favor of Hyster Credit Company/Lifetech Handling, Inc. relating to operating lease for fork lift. (Rental charge of $478.05 per month).

6. Liens in favor of General Electric Capital Corporation relating to capital lease for conveyor system, centrifugal pump and motor, storage silo, transfer chute, pasteurizer unit, etc. Lease 4087397-001- monthly payment $972.26 - last payment 11/1/04 - remaining balance $0; lease 4087397-002- monthly payment $3,006.48 - last payment 6/1/05 -
         remaining balance $17,542.77; lease 4087397-003 - monthly payment $2,221.38 - last payment 8/1/05 - remaining balance $17,063.12; lease 4087397-004 - monthly payment $1,056.68 - last payment 9/1/05 -
         remaining balance $9,088.46.

7. Inchoate Producers' Liens arising by operation of law under Title 6, Chapter 159, Section 2901 of the Vermont Statutes, but only to the extent that a notice under Section 2902 of such Title and Chapter has not been filed.

                     SCHEDULE 11(G) - COMMERCIAL TORT CLAIMS

                                      None

                      SCHEDULE 11(H) - CONSENTS AND PERMITS

         See letter attached hereto from State of Vermont, Agency of Natural Resources, Department of Environmental Conservation, Air Pollution Control Division.

                     SCHEDULE 11(I) - AFFILIATE TRANSACTIONS

         Gennaro Falivene provides consulting services to Lucille Vermont pursuant to a written Consulting Agreement.

                      SCHEDULE 11(J) - NAMES & TRADE NAMES

         Lucille Farms, Inc. was formerly known as Lucille Farms Distribution Corp., which name was changed in May 1993 to Lucille Farms, Inc.

                           SCHEDULE 11(K) - EQUIPMENT

         See Schedule 1B.

                          SCHEDULE 11(N) - INDEBTEDNESS

         See Schedule 1B.

              SCHEDULE 11(P) - PARENT, SUBSIDIARIES AND AFFILIATES

         Lucille owns 100% of the outstanding capital stock of Lucille Vermont.

         The following persons own five percent (5%) or more of the voting control or equity interests of Lucille (based upon the outstanding shares of Common Stock (3,137,937 shs) and non-voting convertible Class B Preferred Stock (583 shs):

                                             Common Stock        Preferred Stock
                                             ------------        ---------------

            Alfonso Falivene                 419,587(1)             --
            St. Albans                       333,333(2)             583
            Gennaro Falivene                 280,652(2)             --
            Estate of Philip Falivene        200,017                --
            B&W Investment Associates        193,799                --

















-------------------------
(1) Includes 7,500 shares owned by his wife and 20,000 shares owned by one of his children.
(2) As of June 28, 2004, may have sold shares since such date.

                     SCHEDULE 11(T) - ENVIRONMENTAL MATTERS

                               See Schedule 11(h)

                     SCHEDULE 11(X) - FARM PRODUCT SUPPLIERS

         Lucille Vermont purchases its supply of milk through the offices of St. Albans, which through a marketing agreement with its member farms acts as the agent for such farms. Lucille Vermont has no privity or dealings directly with the farms, and is not aware of the specific farms from which milk is delivered to it on a daily basis. Lender acknowledges that Borrowers have made no effort to determine the identity of the farms from which Borrowers obtain their milk.

                   SCHEDULE 17(A) - CLOSING DOCUMENT CHECKLIST

                                  See attached